UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04424
Van Kampen Life Investment Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)          (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Comstock Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell 1000® Value Index and the Standard and Poor’s 500® Index from 4/30/99 through 12/31/08 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 4/30/99	since 9/18/00

Since Inception	1.36%	0.78%

5-year	–2.07	–2.31

1-year	–35.67	–35.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Standard & Poor’s 500® Index (S&P 500®) represents the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes do not include any expenses, fees or sales charges, which would lower performance. The Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

Fear and a major loss of investor confidence drove the stock market to one of its worst years in history. With stock and bond prices in a downward spiral and global recession imminent, risk aversion intensified and investors fled to cash and Treasuries. Stock market volatility registered extreme levels, leaving investors no escape from declining values. In this environment, both value stocks (in which the Portfolio invests) and growth stocks sustained negative returns, as did all segments of the market capitalization spectrum. Every sector of the market finished the year with double-digit declines.

Performance Analysis

All share classes of Van Kampen LIT Comstock Portfolio outperformed the Russell 1000® Value Index (“the Index”) and the S&P 500® Index for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

Relative to the Index, the Portfolio was bolstered primarily by an overweight in the consumer staples sector. Although the sector had a negative absolute return during the period, it sustained a smaller decline than other areas of the market, owing to its “defensiveness,” or lower sensitivity to economic conditions. Stock selection in the telecommunication services sector, in which the Portfolio owns two stocks, also added to relative gains. The Portfolio’s notable underweight in the industrials sector helped the Portfolio sidestep some of the sector’s weak performance, further benefiting relative performance.

The chief detractor from relative performance was the Portfolio’s significant underweight in energy stocks. Very few energy stocks have looked attractive to us, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario. The Portfolio’s minimal exposure to the utilities sector was another area of relative weakness during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

		Russell 1000®
Class I	Class II	Value Index	S&P 500® Index

–35.67%	–35.80%	–36.85%	–37.00%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

2

Top Ten Holdings as of 12/31/08 (Unaudited)

Chubb Corp.	5.1%
Comcast Corp., Class A	4.2
Bristol-Myers Squibb Co.	3.7
Verizon Communications, Inc.	3.6
Viacom, Inc., Class B	3.3
Time Warner, Inc.	3.1
International Paper Co.	2.9
Wal-Mart Stores, Inc.	2.7
Bank of New York Mellon Corp.	2.7
General Electric Co.	2.6

Summary of Investments by Industry Classification
as of 12/31/08 (Unaudited)

Pharmaceuticals	12.8%
Property & Casualty Insurance	7.9
Movies & Entertainment	7.6
Packaged Foods & Meats	7.4
Integrated Telecommunication Services	5.5
Broadcasting & Cable TV	5.3
Other Diversified Financial Services	4.5
Computer Hardware	3.6
Paper Products	2.9
Hypermarkets & Super Centers	2.8
Asset Management & Custody Banks	2.7
Industrial Conglomerates	2.6
Life & Health Insurance	2.5
Diversified Banks	2.5
Soft Drinks	2.5
Internet Software & Services	2.4
Integrated Oil & Gas	1.9
Health Care Distributors	1.7
Home Improvement Retail	1.6
Tobacco	1.5
Communications Equipment	1.2
Diversified Chemicals	1.1
Department Stores	1.1
Oil & Gas Equipment & Services	1.1
Managed Health Care	1.0
Drug Retail	1.0
Regional Banks	1.0
Health Care Equipment	0.9
Data Processing & Outsourced Services	0.8
Aluminum	0.8
Semiconductors	0.7
Electrical Components & Equipment	0.6
Semiconductor Equipment	0.6
Systems Software	0.6
Investment Banking & Brokerage	0.6
Household Products	0.3
Catalog Retail	0.3
Airlines	0.1
Electronic Equipment Manufacturers	0.1
Electronic Manufacturing Services	0.0 *

Total Long-Term Investments	96.1
Total Repurchase Agreements	3.3

Total Investments	99.4
Other Assets in Excess of Liabilities	0.6

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchanges fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class I
Actual	$1,000.00	$766.02	$2.71
Hypothetical	1,000.00	1,022.07	3.10
(5% annual return before expenses)

Class II
Actual	1,000.00	765.36	3.82
Hypothetical	1,000.00	1,020.81	4.37
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.61% and 0.86% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  December 31, 2008

	Number of
Description	Shares	Value

Common Stocks 96.1%
Airlines 0.1%
Southwest Airlines Co.	400,400	$3,451,448

Aluminum 0.8%
Alcoa, Inc.	1,672,700	18,834,602

Asset Management & Custody Banks 2.7%
Bank of New York Mellon Corp.	2,341,263	66,327,981

Broadcasting & Cable TV 5.3%
Comcast Corp., Class A	6,183,250	104,373,260
Liberty Media Corp.—Entertainment, Class A (a)	1,516,000	26,499,680

		130,872,940

Catalog Retail 0.3%
Liberty Media Corp.—Interactive, Class A (a)	2,243,975	7,001,202

Communications Equipment 1.2%
Cisco Systems, Inc. (a)	1,137,400	18,539,620
Ericsson, Class B—ADR (Sweden)	1,319,540	10,305,607

		28,845,227

Computer Hardware 3.6%
Dell, Inc. (a)	3,466,600	35,497,984
Hewlett-Packard Co.	618,710	22,452,986
IBM Corp.	371,400	31,257,024

		89,207,994

Data Processing & Outsourced Services 0.8%
Computer Sciences Corp. (a)	391,300	13,750,282
Western Union Co.	425,100	6,095,934

		19,846,216

Department Stores 1.1%
J.C. Penney Co., Inc.	647,400	12,753,780
Macy’s, Inc.	1,390,600	14,392,710

		27,146,490

Diversified Banks 2.5%
Barclays PLC—ADR (United Kingdom)	146,500	1,435,700
U.S. Bancorp	698,000	17,456,980
Wells Fargo & Co.	1,458,900	43,008,372

		61,901,052

Diversified Chemicals 1.1%
Du Pont (E.I.) de Nemours & Co.	1,092,751	27,646,600

Drug Retail 1.0%
CVS Caremark Corp.	849,600	24,417,504

Electrical Components & Equipment 0.6%
Emerson Electric Co.	434,400	15,903,384

Electronic Equipment Manufacturers 0.1%
Cognex Corp.	140,900	2,085,320

Electronic Manufacturing Services 0.0%
Flextronics International Ltd. (Singapore) (a)	328,400	840,704

Health Care Distributors 1.7%
Cardinal Health, Inc.	1,232,100	42,470,487

Health Care Equipment 0.9%
Boston Scientific Corp. (a)	2,879,600	22,288,104

Home Improvement Retail 1.6%
Home Depot, Inc.	807,600	18,590,952
Lowe’s Cos., Inc.	954,300	20,536,536

		39,127,488

Household Products 0.3%
Kimberly-Clark Corp.	156,300	8,243,262

Hypermarkets & Super Centers 2.8%
Wal-Mart Stores, Inc.	1,207,200	67,675,632

Industrial Conglomerates 2.6%
General Electric Co.	4,003,200	64,851,840

Integrated Oil & Gas 1.9%
BP PLC—ADR (United Kingdom)	198,300	9,268,542
ConocoPhillips	358,000	18,544,400
Total SA—ADR (France)	320,800	17,740,240

		45,553,182

Integrated Telecommunication Services 5.5%
AT&T, Inc.	1,650,700	47,044,950
Verizon Communications, Inc.	2,578,300	87,404,370

		134,449,320

Internet Software & Services 2.4%
eBay, Inc. (a)	3,505,600	48,938,176
Yahoo! Inc. (a)	737,400	8,996,280

		57,934,456

Investment Banking & Brokerage 0.6%
Goldman Sachs Group, Inc.	108,600	9,164,754
Merrill Lynch & Co., Inc.	386,700	4,501,188

		13,665,942

Life & Health Insurance 2.5%
Aflac, Inc.	240,400	11,019,936
MetLife, Inc.	813,700	28,365,582
Torchmark Corp.	504,810	22,565,007

		61,950,525

Managed Health Care 1.0%
UnitedHealth Group, Inc.	478,100	12,717,460
WellPoint, Inc. (a)	295,200	12,436,776

		25,154,236

Movies & Entertainment 7.6%
News Corp., Class B	3,021,600	28,946,928
Time Warner, Inc.	7,599,600	76,451,976
Viacom, Inc., Class B (a)	4,323,100	82,398,286

		187,797,190

Oil & Gas Equipment & Services 1.1%
Halliburton Co.	1,468,600	26,699,148

Other Diversified Financial Services 4.5%
Bank of America Corp.	3,980,300	56,042,624
JPMorgan Chase & Co.	1,757,800	55,423,434

		111,466,058

Packaged Foods & Meats 7.4%
Cadbury PLC—ADR (United Kingdom)	1,735,968	60,450,572
Kraft Foods, Inc., Class A	2,236,061	60,038,238

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats (Continued)
Sara Lee Corp.	1,278,500	$12,516,515
Unilever N.V. (Netherlands)	1,993,700	48,945,335

		181,950,660

Paper Products 2.9%
International Paper Co.	6,077,502	71,714,524

Pharmaceuticals 12.8%
Abbott Laboratories	354,100	18,898,317
Bristol-Myers Squibb Co.	3,886,700	90,365,775
Eli Lilly & Co.	748,700	30,150,149
GlaxoSmithKline PLC—ADR (United Kingdom)	274,800	10,241,796
Pfizer, Inc.	2,872,300	50,868,433
Roche Holdings AG—ADR (Switzerland)	203,400	15,527,088
Schering-Plough Corp.	3,565,900	60,727,277
Wyeth	1,018,600	38,207,686

		314,986,521

Property & Casualty Insurance 7.9%
Berkshire Hathaway, Inc., Class B (a)	6,190	19,894,660
Chubb Corp.	2,445,280	124,709,280
Travelers Cos., Inc.	1,099,100	49,679,320

		194,283,260

Regional Banks 1.0%
PNC Financial Services Group, Inc.	489,000	23,961,000

Semiconductor Equipment 0.6%
KLA–Tencor Corp.	688,000	14,991,520

Semiconductors 0.7%
Intel Corp.	1,208,300	17,713,678

Soft Drinks 2.5%
Coca-Cola Co.	1,047,500	47,420,325
Dr. Pepper Snapple Group, Inc. (a)	798,176	12,970,360

		60,390,685

Systems Software 0.6%
Microsoft Corp.	715,600	13,911,264

Tobacco 1.5%
Altria Group, Inc.	1,001,500	15,082,590
Philip Morris International, Inc.	517,200	22,503,372

		37,585,962

Total Long-Term Investments 96.1% (Cost $3,174,868,424)		2,365,144,608

Repurchase Agreements 3.3%
Banc of America Securities ($9,087,858 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $9,087,862)		9,087,858
Banc of America Securities ($25,119,606 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $25,119,648)		25,119,606
Citigroup Global Markets, Inc. ($27,199,573 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $27,199,588)		27,199,573
Citigroup Global Markets, Inc. ($9,599,849 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $9,599,876)		9,599,849
JPMorgan Chase & Co. ($9,599,850 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $9,599,860)		9,599,850

Total Repurchase Agreements 3.3% (Cost $80,606,736)		80,606,736

Total Investments 99.4% (Cost $3,255,475,160)		2,445,751,344

Other Assets in Excess of Liabilities 0.6%		15,608,309

Net Assets 100.0%		$2,461,359,653

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (Cost $3,255,475,160)	$2,445,751,344
Cash	5,069,754
Receivables:
Dividends	6,125,121
Portfolio Shares Sold	5,036,179
Investments Sold	2,338,412
Interest	50
Other	136,749

Total Assets	2,464,457,609

Liabilities:
Payables:
Investment Advisory Fee	1,115,537
Portfolio Shares Repurchased	692,302
Distributor and Affiliates	519,254
Trustees’ Deferred Compensation and Retirement Plans	209,066
Accrued Expenses	561,797

Total Liabilities	3,097,956

Net Assets	$2,461,359,653

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$3,703,153,272
Accumulated Undistributed Net Investment Income	69,938,394
Accumulated Net Realized Loss	(502,008,197)
Net Unrealized Depreciation	(809,723,816)

Net Assets	$2,461,359,653

Net Assets Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $192,548,130 and 23,326,106 shares of beneficial interest issued and outstanding)	$8.25

Class II Shares (Based on net assets of $2,268,811,523 and 275,972,432 shares of beneficial interest issued and outstanding)	$8.22

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $490,912)	$93,532,625
Interest	3,833,184

Total Income	97,365,809

Expenses:
Investment Advisory Fee	18,206,800
Distribution (12b-1) and Service Fees	7,522,583
Reports to Shareholders	598,084
Accounting and Administrative Expenses	420,884
Custody	139,708
Professional Fees	117,757
Trustees’ Fees and Related Expenses	79,949
Transfer Agent Fees	16,064
Other	82,757

Total Expenses	27,184,586
Less Credits Earned on Cash Balances	6,308

Net Expenses	27,178,278

Net Investment Income	$70,187,531

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(493,995,194)

Unrealized Appreciation/Depreciation:
Beginning of the Period	149,691,476
End of the Period	(809,723,816)

Net Unrealized Depreciation During the Period	(959,415,292)

Net Realized and Unrealized Loss	$(1,453,410,486)

Net Decrease in Net Assets From Operations	$(1,383,222,955)

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$70,187,531	$73,174,294
Net Realized Gain/Loss	(493,995,194)	181,139,026
Net Unrealized Depreciation During the Period	(959,415,292)	(334,668,359)

Change in Net Assets from Operations	(1,383,222,955)	(80,355,039)

Distributions from Net Investment Income:
Class I Shares	(6,328,392)	(6,980,422)
Class II Shares	(66,948,214)	(56,798,459)

	(73,276,606)	(63,778,881)

Distributions from Net Realized Gain:
Class I Shares	(13,659,568)	(8,600,053)
Class II Shares	(164,315,644)	(78,841,064)

	(177,975,212)	(87,441,117)

Total Distributions	(251,251,818)	(151,219,998)

Net Change in Net Assets from Investment Activities	(1,634,474,773)	(231,575,037)

From Capital Transactions:
Proceeds from Shares Sold	502,304,137	720,873,243
Net Asset Value of Shares Issued Through Dividend Reinvestment	251,251,818	151,219,998
Cost of Shares Repurchased	(488,877,150)	(650,824,627)

Net Change in Net Assets from Capital Transactions	264,678,805	221,268,614

Total Decrease in Net Assets	(1,369,795,968)	(10,306,423)
Net Assets:
Beginning of the Period	3,831,155,621	3,841,462,044

End of the Period (Including accumulated undistributed net investment income of $69,938,394 and $73,026,519, respectively)	$2,461,359,653	$3,831,155,621

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$13.86	$14.75	$13.69		$13.73		$11.78

Net Investment Income	0.26 (a)	0.30 (a)	0.30	(a)	0.26	(a)	0.17
Net Realized and Unrealized Gain/Loss	(4.93)	(0.60)	1.81		0.31		1.90

Total from Investment Operations	(4.67)	(0.30)	2.11		0.57		2.07

Less:
Distributions from Net Investment Income	0.30	0.26	0.21		0.16		0.12
Distributions from Net Realized Gain	0.64	0.33	0.84		0.45		-0-

Total Distributions	0.94	0.59	1.05		0.61		0.12

Net Asset Value, End of the Period	$8.25	$13.86	$14.75		$13.69		$13.73

Total Return	–35.67%	–2.04%	16.28%		4.37%		17.76%
Net Assets at End of the Period (In millions)	$192.5	$309.6	$400.7		$402.2		$332.1
Ratio of Expenses to Average Net Assets (b)	0.60%	0.59%	0.59%		0.59%		0.61%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.03%	2.17%		2.00%		1.70%
Portfolio Turnover	38%	25%	27%		28%		31%

(a)	Based on average shares outstanding.

(b)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$13.80	$14.70	$13.65		$13.69		$11.75

Net Investment Income	0.23 (a)	0.26 (a)	0.26	(a)	0.23	(a)	0.13
Net Realized and Unrealized Gain/Loss	(4.91)	(0.59)	1.81		0.31		1.90

Total from Investment Operations	(4.68)	(0.33)	2.07		0.54		2.03

Less:
Distributions from Net Investment Income	0.26	0.24	0.18		0.13		0.09
Distributions from Net Realized Gain	0.64	0.33	0.84		0.45		-0-

Total Distributions	0.90	0.57	1.02		0.58		0.09

Net Asset Value, End of the Period	$8.22	$13.80	$14.70		$13.65		$13.69

Total Return (b)	–35.80%	–2.33%	16.04%		4.11%		17.43%
Net Assets at End of the Period (In millions)	$2,268.8	$3,521.5	$3,440.8		$2,421.4		$1,389.1
Ratio of Expenses to Average Net Assets (c)	0.85%	0.84%	0.84%		0.84%		0.86%
Ratio of Net Investment Income to Average Net Assets	2.13%	1.78%	1.91%		1.76%		1.47%
Portfolio Turnover	38%	25%	27%		28%		31%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Comstock Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital growth and income through investments in equity securities, including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$2,289,166,948
Level 2—Other Significant Observable Inputs	156,584,396
Level 3—Significant Unobservable Inputs	-0-

Total	$2,445,751,344

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

13

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $257,208,309, which will expire on December 31, 2016.
At December 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$3,295,962,131

Gross tax unrealized appreciation	$95,620,948
Gross tax unrealized depreciation	(945,831,735)

Net tax unrealized depreciation on investments	$(850,210,787)

E. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$88,780,423	$68,227,310
Long-term capital gain	162,471,395	82,992,688

	$251,251,818	$151,219,998

Permanent differences, primarily due to the Portfolio’s investment in other regulated investment companies, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$950	$(950)	$-0-

As of December 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$70,201,246

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post October losses of $204,312,922 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Portfolio’s custody fee was reduced by $6,308 as a result of credits earned on cash balance.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.60%
Over $500 million	.55%

14

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2008, the Adviser did not reimburse any of its investment advisory fees or other expenses. This waiver is voluntary and can be discontinued at the Adviser’s discretion.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $92,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $165,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $15,000 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $96,400 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2008, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $27,230.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class I	7,823,532	$79,598,238	4,289,536	$61,900,820
Class II	39,014,622	422,705,899	44,970,425	658,972,423

Total Sales	46,838,154	$502,304,137	49,259,961	$720,873,243

Dividend Reinvestment:
Class I	1,358,655	$19,987,960	1,119,167	$15,580,475
Class II	19,833,950	231,263,858	9,764,209	135,639,523

Total Dividend Reinvestment	21,192,605	$251,251,818	10,883,376	$151,219,998

Repurchases:
Class I	(8,192,118)	$(94,004,010)	(10,229,190)	$(149,538,983)
Class II	(37,972,653)	(394,873,140)	(33,710,108)	(501,285,644)

Total Repurchases	(46,164,771)	$(488,877,150)	(43,939,298)	$(650,824,627)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,422,025,153 and $1,186,042,384, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s

15

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

16

Van Kampen Life Investment Trust Comstock Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Comstock Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Comstock Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

17

Van Kampen Life Investment Trust Comstock Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008. For corporate shareholders, 94% of the distributions qualify for the dividends received deduction. The Portfolio designated and paid $162,471,395 as a long-term capital gain distribution. Certain ordinary dividends paid by the Portfolio may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Portfolio intends to designate up to a maximum of $93,340,093 as taxed at a maximum rate of 15%. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

18

Van Kampen Life Investment Trust Comstock Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1998	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

19

Van Kampen Life Investment Trust Comstock Portfolio
Trustee and Officer Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

20

Van Kampen Life Investment Trust Comstock Portfolio
Trustee and Officer Information  continued

Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

21

Van Kampen Life Investment Trust Comstock Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Comstock Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Comstock Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNCOM 2/09
IU09-00465P-Y12/08

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Capital Growth Portfolio, formerly Strategic Growth Portfolio, performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell 1000® Growth Index from 12/31/98 through 12/31/08 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 7/3/95	since 9/18/00

Since Inception	4.17%	–12.93%

10-year	–2.62	—

5-year	–6.65	–6.88

1-year	–48.99	–49.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

Performance Analysis

All share classes of Van Kampen LIT Capital Growth Portfolio (formerly Strategic Growth) underperformed the Russell 1000® Growth Index (“the Index”) for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

By far, stock selection in consumer discretionary had the largest negative impact on relative performance during the reporting period, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and retail stocks. Relative performance was also hurt by stock selection and an overweight in the financial services sector. Here, securities brokerage and services stocks were the primary area of weakness. Stock selection in technology was also a source of relative weakness, where holdings in communications technology lagged.

In contrast, stock selection in the other energy sector was the largest positive contributor to relative performance, primarily due to natural gas producers. An overweight in the other energy sector slightly offset some of the relative gain for the period. Both stock selection and an overweight in autos and transportation added to relative returns, driven by miscellaneous transportation (logistics) holdings. Finally, the Portfolio benefited from stock selection in the materials and processing sector, especially in steel companies.

In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality—evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

Class I	Class II	Russell 1000® Growth Index

–48.99%	–49.11%	–38.44%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

2

Top 10 Holdings as of 12/31/08 (Unaudited)

Monsanto Co.	6.7%
Amazon.com, Inc.	6.5
Google, Inc., Class A	6.3
Apple, Inc.	4.6
Ultra Petroleum Corp.	4.6
Brookfield Asset Management, Inc., Class A	4.1
Leucadia National Corp.	3.1
Berkshire Hathaway, Inc., Class B	3.1
Expeditors International of Washington, Inc.	3.1
Southwestern Energy Co.	3.1

Summary of Investments by Industry Classification as of 12/31/08 (Unaudited)

Internet Software & Services	11.6%
Oil & Gas Exploration & Production	7.6
Fertilizers & Agricultural Chemicals	6.7
Communications Equipment	6.6
Internet Retail	6.5
Air Freight & Logistics	5.4
Computer Hardware	4.6
Data Processing & Outsourced Services	4.2
Real Estate Management & Development	4.1
Wireless Telecommunication Services	4.0
Consumer Finance	3.9
Construction Materials	3.5
Multi-Sector Holdings	3.1
Property & Casualty Insurance	3.1
Casinos & Gaming	3.1
Restaurants	2.0
Life Sciences Tools & Services	2.0
Distributors	1.9
Specialized Finance	1.9
Health Care Equipment	1.9
Biotechnology	1.7
Multi-Line Insurance	1.6
Other Diversified Financial Services	1.4
Pharmaceuticals	1.3
Diversified Commercial & Professional Services	1.0
Electrical Components & Equipment	1.0
Systems Software	0.7
Human Resource & Employment Services	0.7

Total Long-Term Investments	97.1
Total Repurchase Agreements	2.3

Total Investments	99.4
Other Assets in Excess of Liabilities	0.6

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class I
Actual	$1,000.00	$564.17	$3.34
Hypothetical	1,000.00	1,020.86	4.32
(5% annual return before expenses)

Class II
Actual	1,000.00	563.48	4.32
Hypothetical	1,000.00	1,019.61	5.58
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.85% and 1.10% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  December 31, 2008

	Number of
Description	Shares	Value

Common Stocks 97.1%
Air Freight & Logistics 5.4%
C.H. Robinson Worldwide, Inc.	48,760	$2,683,263
Expeditors International of Washington, Inc.	109,393	3,639,505

		6,322,768

Biotechnology 1.7%
Genentech, Inc. (a)	24,338	2,017,864

Casinos & Gaming 3.1%
Wynn Resorts Ltd. (a)	85,754	3,623,964

Communications Equipment 6.6%
Cisco Systems, Inc. (a)	158,992	2,591,569
QUALCOMM, Inc.	78,731	2,820,932
Research In Motion Ltd. (Canada) (a)	58,960	2,392,597

		7,805,098

Computer Hardware 4.6%
Apple, Inc. (a)	63,724	5,438,843

Construction Materials 3.5%
Cemex SAB de CV—ADR (Mexico) (a)	153,737	1,405,156
Martin Marietta Materials, Inc.	28,405	2,757,558

		4,162,714

Consumer Finance 3.9%
American Express Co.	88,389	1,639,616
Redecard SA (Brazil)	262,314	2,924,777

		4,564,393

Data Processing & Outsourced Services 4.2%
MasterCard, Inc., Class A	24,638	3,521,509
Visa, Inc., Class A	26,592	1,394,751

		4,916,260

Distributors 1.9%
Li & Fung Ltd. (Bermuda)	1,328,000	2,291,221

Diversified Commercial & Professional Services 1.0%
Corporate Executive Board Co.	51,485	1,135,759

Electrical Components & Equipment 1.0%
First Solar, Inc. (a)	8,227	1,134,997

Fertilizers & Agricultural Chemicals 6.7%
Monsanto Co.	112,098	7,886,094

Health Care Equipment 1.9%
Gen-Probe, Inc. (a)	23,651	1,013,209
Intuitive Surgical, Inc. (a)	9,594	1,218,342

		2,231,551

Human Resource & Employment Services 0.7%
Monster Worldwide, Inc. (a)	64,003	773,796

Internet Retail 6.5%
Amazon.com, Inc. (a)	149,079	7,644,771

Internet Software & Services 11.6%
Baidu.com, Inc.—ADR (Cayman Islands) (a)	11,244	1,468,129
eBay, Inc. (a)	166,162	2,319,622
Google, Inc., Class A (a)	24,070	7,405,135
Tencent Holdings Ltd. (Cayman Islands)	384,200	2,501,234

		13,694,120

Life Sciences Tools & Services 2.0%
Illumina, Inc. (a)	89,950	2,343,198

Multi-Line Insurance 1.6%
Loews Corp.	66,911	1,890,236

Multi-Sector Holdings 3.1%
Leucadia National Corp. (a)	184,743	3,657,911

Oil & Gas Exploration & Production 7.6%
Southwestern Energy Co. (a)	125,298	3,629,883
Ultra Petroleum Corp. (Canada) (a)	155,747	5,374,829

		9,004,712

Other Diversified Financial Services 1.4%
BM&F BOVESPA SA (Brazil) (a)	607,473	1,598,514

Pharmaceuticals 1.3%
Allergan, Inc.	37,340	1,505,549

Property & Casualty Insurance 3.1%
Berkshire Hathaway, Inc., Class B (a)	1,134	3,644,676

Real Estate Management & Development 4.1%
Brookfield Asset Management, Inc., Class A (Canada)	313,035	4,780,044

Restaurants 2.0%
Starbucks Corp. (a)	253,552	2,398,602

Specialized Finance 1.9%
CME Group, Inc.	10,990	2,287,129

Systems Software 0.7%
VMware, Inc., Class A (a)	37,145	879,965

Wireless Telecommunication Services 4.0%
America Movil SAB de CV, Ser L—ADR (Mexico)	84,515	2,619,120
China Mobile Ltd.—ADR (China)	42,333	2,152,633

		4,771,753

Total Long-Term Investments 97.1% (Cost $199,297,762)		114,406,502

Description		Value

Repurchase Agreements 2.3%
Banc of America Securities ($298,169 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $298,170)		$298,169
Banc of America Securities ($824,165 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $824,167)		824,165

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

Description	Value

Repurchase Agreements (Continued)
Citigroup Global Markets, Inc. ($314,968 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $314,969)	$314,968
Citigroup Global Markets, Inc. ($892,409 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $892,409)	892,409
JPMorgan Chase & Co. ($314,968 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $314,968)	314,968

Total Repurchase Agreements 2.3% (Cost $2,644,679)	2,644,679

Total Investments 99.4% (Cost $201,942,441)	117,051,181

Other Assets in Excess of Liabilities 0.6%	745,247

Net Assets 100.0%	$117,796,428

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $9,315,746 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (Cost $201,942,441)	$117,051,181
Cash	167,257
Receivables:
Portfolio Shares Sold	969,694
Dividends	27,280
Interest	2
Other	81,265

Total Assets	118,296,679

Liabilities:
Payables:
Portfolio Shares Repurchased	82,967
Investment Advisory Fee	49,250
Distributor and Affiliates	23,103
Accrued Expenses	187,213
Trustees’ Deferred Compensation and Retirement Plans	157,718

Total Liabilities	500,251

Net Assets	$117,796,428

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$448,165,391
Net Unrealized Depreciation	(84,891,205)
Accumulated Undistributed Net Investment Income	(171,872)
Accumulated Net Realized Loss	(245,305,886)

Net Assets	$117,796,428

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $48,598,759 and 2,842,614 shares of beneficial interest issued and outstanding)	$17.10

Class II Shares (Based on net assets of $69,197,669 and 4,093,043 shares of beneficial interest issued and outstanding)	$16.91

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $104,689)	$1,712,965
Interest	246,090

Total Income	1,959,055

Expenses:
Investment Advisory Fee	1,694,798
Distribution (12b-1) and Service Fees	372,377
Reports to Shareholders	216,829
Accounting and Administrative Expenses	57,566
Custody	42,056
Professional Fees	35,580
Trustees’ Fees and Related Expenses	29,040
Transfer Agent Fees	18,882
Other	16,335

Total Expenses	2,483,463
Expense Reduction	47,831
Less Credits Earned on Cash Balances	5,286

Net Expenses	2,430,346

Net Investment Loss	$(471,291)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(16,044,138)
Foreign Currency Transactions	(134,376)

Net Realized Loss	(16,178,514)

Unrealized Appreciation/Depreciation:
Beginning of the Period	26,748,896

End of the Period:
Investments	(84,891,260)
Foreign Currency Translation	55

(84,891,205)

Net Unrealized Depreciation During the Period	(111,640,101)

Net Realized and Unrealized Loss	$(127,818,615)

Net Decrease in Net Assets From Operations	$(128,289,906)

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income/Loss	$(471,291)	$808,684
Net Realized Gain/Loss	(16,178,514)	109,608,504
Net Unrealized Depreciation During the Period	(111,640,101)	(46,727,854)

Change in Net Assets from Operations	(128,289,906)	63,689,334

Distributions from Net Investment Income:
Class I Shares	(551,983)	(73,958)
Class II Shares	(383,841)	-0-

Total Distributions	(935,824)	(73,958)

Net Change in Net Assets from Investment Activities	(129,225,730)	63,615,376

From Capital Transactions:
Proceeds from Shares Sold	14,065,843	18,132,381
Net Asset Value of Shares Issued Through Dividend Reinvestment	935,824	73,958
Cost of Shares Repurchased	(172,734,807)	(94,882,962)

Net Change in Net Assets from Capital Transactions	(157,733,140)	(76,676,623)

Total Decrease in Net Assets	(286,958,870)	(13,061,247)
Net Assets:
Beginning of the Period	404,755,298	417,816,545

End of the Period (Including accumulated undistributed net investment income of $(171,872) and $776,307, respectively)	$117,796,428	$404,755,298

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31
Class I Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$33.68	$28.81	$28.01	$26.02	$24.31

Net Investment Income/Loss (a)	(0.01)	0.11	0.04	0.03	0.06
Net Realized and Unrealized Gain/Loss	(16.43)	4.77	0.76	2.03	1.65

Total from Investment Operations	(16.44)	4.88	0.80	2.06	1.71
Less Distributions from Net Investment Income	0.14	0.01	-0-	0.07	-0-

Net Asset Value, End of the Period	$17.10	$33.68	$28.81	$28.01	$26.02

Total Return*	–48.99%	16.96%	2.86%	7.93%	7.03%
Net Assets at End of the Period (In millions)	$48.6	$143.6	$160.5	$204.0	$235.3
Ratio of Expenses to Average Net Assets*	0.85%	0.80%	0.78%	0.77%	0.77%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.04% )	0.35%	0.16%	0.13%	0.23%
Portfolio Turnover	42%	177%	128%	98%	174%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.87%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.02% )	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31
Class II Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$33.29	$28.54	$27.81	$25.84	$24.20

Net Investment Income/Loss (a)	(0.08)	0.03	(0.02)	(0.03)	-0-	(b)
Net Realized and Unrealized Gain/Loss	(16.25)	4.72	0.75	2.00	1.64

Total from Investment Operations	(16.33)	4.75	0.73	1.97	1.64
Less Distributions from Net Investment Income	0.05	-0-	-0-	-0-	-0-

Net Asset Value, End of the Period	$16.91	$33.29	$28.54	$27.81	$25.84

Total Return* (c)	–49.11%	16.64%	2.62%	7.64%	6.78%
Net Assets at End of the Period (In millions)	$69.2	$261.2	$257.4	$268.1	$257.6
Ratio of Expenses to Average Net Assets*	1.10%	1.05%	1.03%	1.02%	1.02%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.29% )	0.11%	(0.09)%	(0.12)%	0.02%
Portfolio Turnover	42%	177%	128%	98%	174%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.12%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.27% )	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Capital Growth Portfolio (formerly Life Investment Trust Strategic Growth Portfolio) (the ”Portfolio”) is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class. Effective April 30, 2008 the Life Investment Trust Strategic Growth Portfolio changed its name to the Life Investment Trust Capital Growth.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$105,090,756
Level 2—Other Significant Observable Inputs	11,960,425
Level 3—Significant Unobservable Inputs	-0-

Total	$117,051,181

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

13

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carry forward for tax purposes of $241,340,337 which will expire according to the following schedule:

Amount	Expiration

$81,579,579	December 31, 2009
144,941,795	December 31, 2010
1,891,381	December 31, 2011
12,927,582	December 31, 2016

At December 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$205,494,019

Gross tax unrealized appreciation	$32,813,987
Gross tax unrealized depreciation	(121,256,825)

Net tax unrealized depreciation on investments	$(88,442,838)

E. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$935,824	$73,958

Permanent differences, primarily due to the Portfolio’s current year net operating loss, and the reclassification of currency gains and losses to income, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$458,936	$132,666	$(591,602)

As of December 31, 2008, there were no components of distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses of $413,971 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Portfolio’s custody fee was reduced by $5,286 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized

14

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.70%
Next $500 million	.65%
Over $1 billion	.60%

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .85% and 1.10% for Class I and II Shares, respectively. For the year ended December 31, 2008, the Adviser reimbursed approximately $47,800 of its advisory fees or other expenses. This reimbursement is voluntary and can be discontinued at any time.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $8,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $25,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $59,500 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class I	176,867	$4,486,323	111,431	$3,554,161
Class II	364,634	9,579,520	461,634	14,578,220

Total Sales	541,501	$14,065,843	573,065	$18,132,381

Dividend Reinvestment:
Class I	18,195	$551,983	2,453	$73,958
Class II	13,421	383,841	-0-	-0-

Total Dividend Reinvestment	31,616	$935,824	2,453	$73,958

Repurchases:
Class I	(1,615,291)	$(47,483,964)	(1,419,796)	$(44,303,649)
Class II	(4,131,399)	(125,250,843)	(1,632,826)	(50,579,313)

Total Repurchases	(5,746,690)	$(172,734,807)	(3,052,622)	$(94,882,962)

15

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $96,557,411 and $235,907,636, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

16

Van Kampen Life Investment Trust Capital Growth Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Capital Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Capital Growth Portfolio (formerly Life Investment Trust Strategic Growth Portfolio) (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Capital Growth Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

17

Van Kampen Life Investment Trust Capital Growth Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during taxable year ended December 31, 2008. For corporate shareholders, 100% of the distribution qualify for the dividends received deduction. Certain ordinary dividends paid by the Portfolio may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Portfolio intends to designate up to a maximum of $1,103,673 as taxed at a maximum rate of 15%. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

18

Van Kampen Life Investment Trust Capital Growth Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

19

Van Kampen Life Investment Trust Capital Growth Portfolio
Trustee and Officer Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

20

Van Kampen Life Investment Trust Capital Growth Portfolio
Trustee and Officer Information  continued

Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

21

Van Kampen Life Investment Trust Capital Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Capital Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Capital Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNEMG 2/09
IU09-00419P-Y12/08

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Enterprise Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000 Growth Index from 12/31/98 through 12/31/08. Class A shares, adjusted for sales charges.

Average Annual	Class I	Class II
Total Returns	since 4/07/86	since 7/24/00

Since Inception	4.94%	–9.56%

10-year	–5.15	—

5-year	–4.98	–5.21

1-year	–42.95	–43.07

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. The portfolio’s Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher expected growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

The year 2008 witnessed the end of a period of unsustainably high borrowing, with the U.S. debt-to-GDP ratio peaking at a historical high of around 3.5 to 3.6 times. The damage caused by the bursting of the credit bubble was felt around the world. What started as a U.S. subprime mortgage problem quickly spread beyond U.S. borders through the highly interconnected global financial system. With lenders’ balance sheets impaired and uncertainty about the value of assets, a crisis of confidence ensued that ground the global credit markets to a halt. In the U.S., the premier investment banks either were sold, went bankrupt, or became bank holding companies. The federal government took control of several financial companies, and began a major rescue operation of the financial system. Internationally, central banks and governments followed suit to salvage their own financial institutions.

The financial sector’s problems spread to other sectors of the economy, significantly lowering global GDP and sending the developed economies and many emerging ones into recession. This drove down the demand for commodities, in particular oil, which declined from a peak of $147.27 on July 11, 2008, to a low of $32.40 on December 19, 2008.

The major themes that we will be watching during the next two quarters will be the status of the credit market, housing market, corporate profits and payrolls. The equity markets generally bottom three to six months ahead of a bottom in earnings.

Performance Analysis

All share classes of Van Kampen LIT Enterprise Portfolio underperformed the Russell 1000® Growth Index (“the Index”) for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

Relative to the Index, the Fund’s dominant source of underperformance during the period was stock selection, primarily in the energy and financial sectors. Stock selection in the information technology, industrials, and consumer staples and consumer discretionary sectors also detracted from performance. However, contributing to performance was superior stock selection in the health care sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

		Russell 1000®
Class I	Class II	Growth Index

–42.95%	–43.07%	–38.44%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

The Portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio’s returns would have been lower.

2

Top 10 Holdings as of 12/31/08 (Unaudited)

Microsoft Corp.	3.6%
IBM Corp.	2.8
Wal-Mart Stores, Inc.	2.7
McDonald’s Corp.	2.4
Hewlett-Packard Co.	2.1
Intel Corp.	2.1
Cisco Systems, Inc.	2.0
Procter & Gamble Co.	2.0
Abbott Laboratories	1.9
Google, Inc., Class A	1.9

Summary of Investments by Industry Classification
as of 12/31/08 (Unaudited)

Computer Hardware	7.2%
Systems Software	6.0
Pharmaceuticals	5.5
Health Care Equipment	4.3
Biotechnology	3.9
Communications Equipment	3.9
Aerospace & Defense	3.5
Hypermarkets & Super Centers	3.3
Oil & Gas Equipment & Services	3.2
Restaurants	3.2
Household Products	3.2
Internet Software & Services	3.1
Semiconductors	2.9
Soft Drinks	2.7
Data Processing & Outsourced Services	2.4
Railroads	2.3
Health Care Services	2.2
Tobacco	1.9
Integrated Oil & Gas	1.9
Fertilizers & Agricultural Chemicals	1.7
Electrical Components & Equipment	1.4
Movies & Entertainment	1.4
Broadcasting & Cable TV	1.3
Diversified Metals & Mining	1.3
Oil & Gas Drilling	1.3
Drug Retail	1.2
Footwear	1.2
Construction & Farm Machinery & Heavy Trucks	1.2
Wireless Telecommunication Services	1.2
Electric Utilities	1.1
Construction & Engineering	1.1
Oil & Gas Storage & Transportation	1.0
Application Software	1.0
Industrial Machinery	1.0
Packaged Foods & Meats	0.9
Specialized Finance	0.7%
Computer Storage & Peripherals	0.7
Asset Management & Custody Banks	0.7
Computer & Electronics Retail	0.7
Investment Banking & Brokerage	0.6
Trading Companies & Distributors	0.6
Environmental & Facilities Services	0.6
Industrial Gases	0.5
Life & Health Insurance	0.5
Air Freight & Logistics	0.4
Oil & Gas Refining & Marketing	0.4
Agricultural Products	0.4
Casinos & Gaming	0.4
Oil & Gas Exploration & Production	0.4
Steel	0.4
Apparel Retail	0.4
Personal Products	0.3
Airlines	0.3
IT Consulting & Other Services	0.3
Distillers & Vintners	0.3
Auto Parts & Equipment	0.3
Building Products	0.3
Brewers	0.3
Trucking	0.3
Internet Retail	0.2
Electronic Equipment Manufacturers	0.2
Consumer Electronics	0.2
Gas Utilities	0.2
Industrial Conglomerates	0.2
Electronic Manufacturing Services	0.1
Department Stores	0.1
Coal & Consumable Fuels	0.1
Human Resource & Employment Services	0.1
Thrifts & Mortgage Finance	0.0 *

Total Long-Term Investments	98.1
Total Repurchase Agreements	2.0

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads), and redemption fees, or exchanges fees.

	Beginning
	Account	Ending	Expenses Paid
	Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class I
Actual	$1,000.00	$646.37	$2.48
Hypothetical	1,000.00	1,022.12	3.05
(5% annual return before expenses)

Class II
Actual	1,000.00	646.17	3.52
Hypothetical	1,000.00	1,020.86	4.32
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.60% and 0.85%, for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Enterprise Portfolio
Portfolio of Investments  ■  December 31, 2008

	Number of
Description	Shares	Value

Common Stocks 98.1%
Aerospace & Defense 3.5%
Boeing Co.	9,304	$397,002
Goodrich Corp.	1,572	58,196
Honeywell International, Inc.	9,133	299,836
L-3 Communications Holdings, Inc.	1,200	88,536
Lockheed Martin Corp.	4,100	344,728
Precision Castparts Corp.	1,708	101,592
Raytheon Co.	1,900	96,976
Rockwell Collins, Inc.	2,038	79,665
United Technologies Corp.	6,862	367,803

		1,834,334

Agricultural Products 0.4%
Archer-Daniels-Midland Co.	5,800	167,214
Bunge Ltd. (Bermuda)	1,063	55,031

		222,245

Air Freight & Logistics 0.4%
C.H. Robinson Worldwide, Inc.	500	27,515
Expeditors International of Washington, Inc.	700	23,289
FedEx Corp.	1,000	64,150
United Parcel Service, Inc., Class B	2,100	115,836

		230,790

Airlines 0.3%
AMR Corp. (a)	5,724	61,075
Delta Air Lines, Inc. (a)	5,700	65,322
Southwest Airlines Co.	5,800	49,996

		176,393

Apparel Retail 0.4%
Guess?, Inc.	4,971	76,305
Urban Outfitters, Inc. (a)	7,651	114,612

		190,917

Application Software 1.0%
Adobe Systems, Inc. (a)	10,200	217,158
Autodesk, Inc. (a)	3,700	72,705
Citrix Systems, Inc. (a)	3,871	91,240
Intuit, Inc. (a)	5,300	126,087

		507,190

Asset Management & Custody Banks 0.7%
Federated Investors, Inc., Class B	3,729	63,244
Franklin Resources, Inc.	4,736	302,062

		365,306

Auto Parts & Equipment 0.3%
BorgWarner, Inc.	7,123	155,068

Biotechnology 3.9%
Amgen, Inc. (a)	1,800	103,950
Biogen Idec, Inc. (a)	4,228	201,380
Celgene Corp. (a)	6,318	349,259
Genentech, Inc. (a)	6,116	507,077
Genzyme Corp. (a)	3,900	258,843
Gilead Sciences, Inc. (a)	12,194	623,601

		2,044,110

Brewers 0.3%
Molson Coors Brewing Co., Class B	2,800	136,976

Broadcasting & Cable TV 1.3%
Comcast Corp., Class A	11,156	188,313
DIRECTV Group, Inc. (a)	17,071	391,097
DISH Network Corp., Class A (a)	8,896	98,657

		678,067

Building Products 0.3%
Masco Corp.	12,700	141,351

Casinos & Gaming 0.4%
Las Vegas Sands Corp. (a)	1,801	10,680
Scientific Games Corp., Class A (a)	6,239	109,432
Wynn Resorts Ltd. (a)	2,101	88,788

		208,900

Coal & Consumable Fuels 0.1%
Foundation Coal Holdings, Inc.	3,775	52,925

Communications Equipment 3.9%
Cisco Systems, Inc. (a)	64,312	1,048,285
Corning, Inc.	17,200	163,916
EchoStar Corp., Class A (a)	33	491
Harris Corp.	1,506	57,303
Juniper Networks, Inc. (a)	5,700	99,807
Nortel Networks Corp. (Canada) (a)	1,558	404
QUALCOMM, Inc.	17,595	630,429

		2,000,635

Computer & Electronics Retail 0.7%
GameStop Corp., Class A (a)	16,262	352,235

Computer Hardware 7.2%
Apple, Inc. (a)	10,976	936,802
Dell, Inc. (a)	22,600	231,424
Hewlett-Packard Co.	30,603	1,110,583
IBM Corp.	17,090	1,438,294

		3,717,103

Computer Storage & Peripherals 0.7%
EMC Corp. (a)	23,767	248,840
NetApp, Inc. (a)	5,672	79,238
Western Digital Corp. (a)	3,700	42,365

		370,443

Construction & Engineering 1.1%
Fluor Corp.	5,900	264,733
Jacobs Engineering Group, Inc. (a)	4,100	197,210
Quanta Services, Inc. (a)	5,700	112,860

		574,803

Construction & Farm Machinery & Heavy Trucks 1.2%
Caterpillar, Inc.	6,300	281,421
Cummins, Inc.	2,055	54,930
Deere & Co.	4,490	172,057
PACCAR, Inc.	3,800	108,680

		617,088

Consumer Electronics 0.2%
Garmin Ltd. (Cayman Islands)	4,912	94,163

Data Processing & Outsourced Services 2.4%
Automatic Data Processing, Inc.	7,900	310,786
Fiserv, Inc. (a)	2,500	90,925
Global Payments, Inc.	1,186	38,889
MasterCard, Inc., Class A	1,100	157,223
Paychex, Inc.	5,000	131,400
Visa, Inc., Class A	6,900	361,905
Western Union Co.	11,300	162,042

		1,253,170

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

	Number of
Description	Shares	Value

Department Stores 0.1%
Nordstrom, Inc.	4,432	$58,990

Distillers & Vintners 0.3%
Brown-Forman Corp., Class B	3,200	164,768

Diversified Metals & Mining 1.3%
Companhia Vale do Rio Doce—ADR (Brazil)	17,086	206,912
Freeport-McMoRan Copper & Gold, Inc. (a)	5,287	129,214
Southern Copper Corp.	21,174	340,054

		676,180

Drug Retail 1.2%
CVS Caremark Corp.	13,835	397,618
Walgreen Co.	9,600	236,832

		634,450

Electric Utilities 1.1%
Allegheny Energy, Inc.	3,514	118,984
Exelon Corp.	8,444	469,571

		588,555

Electrical Components & Equipment 1.4%
AMETEK, Inc.	1,600	48,336
Emerson Electric Co.	11,600	424,676
First Solar, Inc. (a)	700	96,572
Rockwell Automation, Inc.	2,200	70,928
Roper Industries, Inc.	1,300	56,433
SunPower Corp., Class B (a)	1,565	47,639

		744,584

Electronic Equipment Manufacturers 0.2%
Agilent Technologies, Inc. (a)	4,200	65,646
FLIR Systems, Inc. (a)	1,600	49,088

		114,734

Electronic Manufacturing Services 0.1%
Jabil Circuit, Inc.	2,054	13,864
Tyco Electronics Ltd. (Bermuda)	3,000	48,630

		62,494

Environmental & Facilities Services 0.6%
Stericycle, Inc. (a)	1,200	62,496
Waste Management, Inc.	6,972	231,052

		293,548

Fertilizers & Agricultural Chemicals 1.7%
Monsanto Co.	12,372	870,370

Footwear 1.2%
NIKE, Inc., Class B	12,320	628,320

Gas Utilities 0.2%
Equitable Resources, Inc.	2,733	91,692

Health Care Equipment 4.3%
Baxter International, Inc.	11,200	600,208
Becton, Dickinson & Co.	4,300	294,077
C.R. Bard, Inc.	2,400	202,224
Intuitive Surgical, Inc. (a)	737	93,592
Medtronic, Inc.	19,974	627,583
St. Jude Medical, Inc. (a)	6,000	197,760
Stryker Corp.	5,436	217,168

		2,232,612

Health Care Services 2.2%
Express Scripts, Inc. (a)	4,986	274,130
Laboratory Corp. of America Holdings (a)	2,700	173,907
Medco Health Solutions, Inc. (a)	12,144	508,955
Quest Diagnostics, Inc.	3,100	160,921

		1,117,913

Household Products 3.2%
Colgate-Palmolive Co.	7,400	507,196
Kimberly-Clark Corp.	2,500	131,850
Procter & Gamble Co.	16,329	1,009,459

		1,648,505

Human Resource & Employment Services 0.1%
Monster Worldwide, Inc. (a)	4,223	51,056

Hypermarkets & Super Centers 3.3%
Costco Wholesale Corp.	6,000	315,000
Wal-Mart Stores, Inc.	25,290	1,417,757

		1,732,757

Industrial Conglomerates 0.2%
3M Co.	1,477	84,987

Industrial Gases 0.5%
Praxair, Inc.	4,689	278,339

Industrial Machinery 1.0%
Danaher Corp.	3,000	169,830
Dover Corp.	2,800	92,176
Illinois Tool Works, Inc.	400	14,020
ITT Corp.	2,300	105,777
Parker Hannifin Corp.	2,800	119,112

		500,915

Integrated Oil & Gas 1.9%
Exxon Mobil Corp.	9,174	732,361
Occidental Petroleum Corp.	4,088	245,239

		977,600

Internet Retail 0.2%
Amazon.com, Inc. (a)	2,256	115,688

Internet Software & Services 3.1%
eBay, Inc. (a)	22,864	319,181
Google, Inc., Class A (a)	3,129	962,637
Yahoo!, Inc. (a)	28,400	346,480

		1,628,298

Investment Banking & Brokerage 0.6%
Charles Schwab Corp.	13,700	221,529
Goldman Sachs Group, Inc.	1,194	100,762

		322,291

IT Consulting & Other Services 0.3%
Accenture Ltd., Class A (Bermuda)	5,263	172,574

Life & Health Insurance 0.5%
Aflac, Inc.	5,500	252,120

Movies & Entertainment 1.4%
DreamWorks Animation SKG, Inc., Class A (a)	12,640	319,286
News Corp., Class A	12,627	114,780
Walt Disney Co.	12,281	278,656

		712,722

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

	Number of
Description	Shares	Value

Oil & Gas Drilling 1.3%
ENSCO International, Inc.	3,575	$101,494
Nabors Industries Ltd. (Bermuda) (a)	14,572	174,427
Noble Corp. (Cayman Islands)	10,052	222,049
Pride International, Inc. (a)	6,338	101,281
Transocean Ltd. (Switzerland) (a)	1,493	70,544

		669,795

Oil & Gas Equipment & Services 3.2%
Baker Hughes, Inc.	2,191	70,265
BJ Services Co.	8,625	100,654
Halliburton Co.	22,241	404,341
Helix Energy Solutions Group, Inc. (a)	4,959	35,903
National-Oilwell Varco, Inc. (a)	12,023	293,842
Schlumberger Ltd. (Netherlands Antilles)	9,190	389,013
Superior Energy Services, Inc. (a)	5,961	94,959
TETRA Technologies, Inc. (a)	10,087	49,023
Weatherford International Ltd. (Bermuda) (a)	20,673	223,682

		1,661,682

Oil & Gas Exploration & Production 0.4%
Chesapeake Energy Corp.	12,101	195,673

Oil & Gas Refining & Marketing 0.4%
Valero Energy Corp.	10,378	224,580

Oil & Gas Storage & Transportation 1.0%
El Paso Corp.	30,962	242,433
Frontline Ltd. (Bermuda)	9,461	280,140

		522,573

Packaged Foods & Meats 0.9%
Campbell Soup Co.	1,100	33,011
General Mills, Inc.	1,700	103,275
H.J. Heinz Co.	1,600	60,160
Kellogg Co.	1,293	56,698
Kraft Foods, Inc., Class A	7,600	204,060

		457,204

Personal Products 0.3%
Avon Products, Inc.	5,800	139,374
Estee Lauder Cos., Inc., Class A	1,300	40,248

		179,622

Pharmaceuticals 5.5%
Abbott Laboratories	18,885	1,007,892
Allergan, Inc.	3,700	149,184
Bristol-Myers Squibb Co.	22,100	513,825
Johnson & Johnson	8,220	491,803
Merck & Co., Inc.	7,564	229,946
Pfizer, Inc.	6,100	108,031
Schering-Plough Corp.	19,844	337,943

		2,838,624

Railroads 2.3%
Burlington Northern Santa Fe Corp.	4,406	333,578
CSX Corp.	6,320	205,211
Norfolk Southern Corp.	5,863	275,854
Union Pacific Corp.	7,975	381,205

		1,195,848

Restaurants 3.2%
McDonald’s Corp.	20,209	1,256,798
Panera Bread Co., Class A (a)	5,727	299,178
Starbucks Corp. (a)	10,055	95,120

		1,651,096

Semiconductors 2.9%
Analog Devices, Inc.	3,700	70,374
Broadcom Corp., Class A (a)	6,500	110,305
Intel Corp.	72,769	1,066,793
Texas Instruments, Inc.	16,730	259,650

		1,507,122

Soft Drinks 2.7%
Coca-Cola Co.	14,378	650,892
PepsiCo, Inc.	13,489	738,793

		1,389,685

Specialized Finance 0.7%
CME Group, Inc.	608	126,531
Nasdaq Stock Market, Inc. (a)	6,921	171,018
NYSE Euronext	3,163	86,603

		384,152

Steel 0.4%
Steel Dynamics, Inc.	17,127	191,480

Systems Software 6.0%
McAfee, Inc. (a)	11,280	389,949
Microsoft Corp. (b)	95,186	1,850,416
Oracle Corp. (a)	46,111	817,548
VMware, Inc., Class A (a)	2,243	53,137

		3,111,050

Thrifts & Mortgage Finance 0.0%
Federal Home Loan Mortgage Corp. (a)	6,120	4,468

Tobacco 1.9%
Altria Group, Inc.	12,759	192,150
Lorillard, Inc.	777	43,784
Philip Morris International, Inc.	17,151	746,240

		982,174

Trading Companies & Distributors 0.6%
Fastenal Co.	3,700	128,945
W.W. Grainger, Inc.	2,200	173,448

		302,393

Trucking 0.3%
Landstar System, Inc.	3,447	132,468

Wireless Telecommunication Services 1.2%
American Tower Corp., Class A (a)	18,949	555,585
Leap Wireless International, Inc. (a)	2,005	53,914

		609,499

Total Long-Term Investments 98.1% (Cost $64,441,085)		50,892,462

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

Description	Value

Repurchase Agreements 2.0%
Banc of America Securities ($113,391 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $113,391)	$113,391
Banc of America Securities ($313,423 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $313,423)	313,423
Citigroup Global Markets, Inc. ($339,376 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $339,376)	339,376
Citigroup Global Markets, Inc. ($119,780 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $119,780)	119,780
JPMorgan Chase & Co. ($119,780 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $119,780)	119,780

Total Repurchase Agreements 2.0% (Cost $1,005,750)	1,005,750

Total Investments 100.1% (Cost $65,446,835)	51,898,212

Liabilities in Excess of Other Assets (0.1%)	(27,093)

Net Assets 100.0%	$51,871,119

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	All or portion of this security has been physically segregated in connection with open futures contracts.

ADR—American Depositary Receipt

Futures contracts outstanding as of December 31, 2008:

		Unrealized
		Appreciation/
Futures Contracts	Contracts	Depreciation

Long Contracts:
S&P Mini 500 Index Futures, March 2009 (Current Notional Value of $45,005 per contract)	30	$41,502

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (Cost $65,446,835)	$51,898,212
Cash	63,496
Receivables:
Dividends	87,065
Variation Margin on Futures	17,850
Portfolio Shares Sold	1,912
Other	90,704

Total Assets	52,159,239

Liabilities:
Payables:
Portfolio Shares Repurchased	22,819
Distributor and Affiliates	8,239
Investment Advisory Fee	6,555
Trustees’ Deferred Compensation and Retirement Plans	178,941
Accrued Expenses	71,566

Total Liabilities	288,120

Net Assets	$51,871,119

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$113,562,406
Net Unrealized Depreciation	(13,507,121)
Accumulated Undistributed Net Investment Income	369,175
Accumulated Net Realized Loss	(48,553,341)

Net Assets	$51,871,119

Net Assets Value, Offering Price and Redemption Price Per Share:
Class I Shares: (Based on net assets of $42,795,583 and 4,333,810 shares of beneficial interest issued and outstanding)	$9.87

Class II Shares: (Based on net assets of $9,075,536 and 918,757 shares of beneficial interest issued and outstanding)	$9.88

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Financial Statements  continued

Statement of Operations
For The Year Ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $1,748)	$1,094,836
Interest	19,366

Total Income	1,114,202

Expenses:
Investment Advisory Fee	414,621
Reports to Shareholders	54,551
Accounting and Administrative Expenses	44,369
Distribution (12b-1) and Service Fees	37,427
Custody	32,052
Professional Fees	28,078
Trustees’ Fees and Related Expenses	27,230
Transfer Agent Fees	17,034
Other	9,546

Total Expenses	664,908
Expense Reduction	129,858
Less Credits Earned on Cash Balances	78

Net Expenses	534,972

Net Investment Income	$579,230

Realized and Unrealized Gain/Loss:
Realized Loss:
Investments	$(6,852,590)
Futures	(523,297)

Net Realized Loss	(7,375,887)

Unrealized Appreciation/Depreciation:
Beginning of the Period	22,531,129

End of the Period:
Investments	(13,548,623)
Futures	41,502

(13,507,121)

Net Unrealized Depreciation During the Period	(36,038,250)

Net Realized and Unrealized Loss	$(43,414,137)

Net Decrease in Net Assets From Operations	$(42,834,907)

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$579,230	$842,795
Net Realized Gain/Loss	(7,375,887)	4,675,797
Net Unrealized Appreciation/Depreciation During the Period	(36,038,250)	8,757,598

Change in Net Assets from Operations	(42,834,907)	14,276,190

Distributions from Net Investment Income:
Class I Shares	(731,497)	(403,590)
Class II Shares	(111,443)	(33,171)

Total Distributions	(842,940)	(436,761)

Net Change in Net Assets from Investment Activities	(43,677,847)	13,839,429

From Capital Transactions:
Proceeds from Shares Sold	2,023,268	3,295,842
Net Asset Value of Shares Issued Through Dividend Reinvestment	842,940	436,761
Cost of Shares Repurchased	(19,740,795)	(24,767,729)

Net Change in Net Assets from Capital Transactions	(16,874,587)	(21,035,126)

Net Change in Net Assets	(60,552,434)	(7,195,697)
Net Assets:
Beginning of the Period	112,423,553	119,619,250

End of the Period (Including accumulated undistributed net investment income of $369,175 and $625,797, respectively)	$51,871,119	$112,423,553

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$17.47	$15.58		$14.60		$13.60	$13.12

Net Investment Income	0.11 (a)	0.13	(a)	0.06	(a)	0.06	0.10
Net Realized and Unrealized Gain/Loss	(7.56)	1.83		0.98		1.04	0.43

Total from Investment Operations	(7.45)	1.96		1.04		1.10	0.53
Less Distributions from Net Investment Income	0.15	0.07		0.06		0.10	0.05

Net Asset Value, End of the Period	$9.87	$17.47		$15.58		$14.60	$13.60

Total Return*	–42.95%	12.68%		7.08%		8.15%	4.05%
Net Assets at End of the Period (In millions)	$42.8	$92.3		$99.1		$112.9	$126.7
Ratio of Expenses to Average Net Assets*	0.60%	0.60%		0.60%		0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets*	0.75%	0.75%		0.39%		0.41%	0.68%
Portfolio Turnover	43%	52%		110%		43%	155%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.76%	0.67%		0.68%		0.68%	0.63%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.68%		0.31%		0.33%	0.65%

(a)	Based on average shares outstanding.

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$17.47	$15.57		$14.60		$13.60	$13.12

Net Investment Income	0.07 (a)	0.09	(a)	0.02	(a)	0.02	0.06
Net Realized and Unrealized Gain/Loss	(7.56)	1.84		0.98		1.04	0.44

Total from Investment Operations	(7.49)	1.93		1.00		1.06	0.50
Less Distributions from Net Investment Income	0.10	0.03		0.03		0.06	0.02

Net Asset Value, End of the Period	$9.88	$17.47		$15.57		$14.60	$13.60

Total Return* (b)	–43.07%	12.46%		6.77%		7.88%	3.79%
Net Assets at End of the Period (In millions)	$9.1	$20.2		$20.6		$20.9	$20.3
Ratio of Expenses to Average Net Assets*	0.85%	0.85%		0.85%		0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets*	0.49%	0.50%		0.14%		0.16%	0.46%
Portfolio Turnover	43%	52%		110%		43%	155%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.01%	0.92%		0.93%		0.93%	0.88%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.43%		0.06%		0.08%	0.43%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Enterprise Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Enterprise Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$50,892,462	$41,502
Level 2—Other Significant Observable Inputs	1,005,750	-0-
Level 3—Significant Unobservable Inputs	-0-	-0-

Total	$51,898,212	$41,502

*	Other financial instruments include futures.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

15

Van Kampen Life Investment Trust Enterprise Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in ”Interest Expense” and penalties in ”Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax law which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Portfolio utilized capital losses carried forward of $1,609,381. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $39,512,624, which will expire according to the following schedule:

Amount	Expiration

$38,464,737	December 31, 2010
1,047,887	December 31, 2011

At December 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$65,756,693

Gross tax unrealized appreciation	$3,567,719
Gross tax unrealized depreciation	(17,426,200)

Net tax unrealized depreciation on investments	$(13,858,481)

E. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, and gains on futures transactions. All short-term gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$842,940	$436,761
Long-term capital gain	-0-	-0-

	$842,940	$436,761

Permanent differences, due to the Portfolio’s investment in other regulated investment companies resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$7,088	$(7,088)	$-0-

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$585,191

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of post October losses of $8,689,360 which are not recognized for tax purposes until the first day of the following fiscal year, gains and losses recognized for tax purposes on open futures transactions on December 31, 2008, and the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the year ended December 31, 2008 the Portfolio’s custody fee was reduced by $78, as a result of credits earned on cash balances.

16

Van Kampen Life Investment Trust Enterprise Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the “Combined Portfolio”), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Next $500 million	.45%
Over $1 billion	.40%

The effective management fee based on the average daily net assets of the Combined Portfolio for the year ended December 31, 2008 was .50%.
The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Class I and Class II Shares, respectively. For the year ended December 31, 2008, the Adviser reimbursed approximately $129,900 of its advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $17,800 representing Van Kampen Investments Inc.’s (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $80,500 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class I	83,111	$1,142,146	133,976	$2,305,543
Class II	61,341	881,122	59,421	990,299

Total Sales	144,452	$2,023,268	193,397	$3,295,842

Dividend Reinvestment:
Class I	48,995	$731,497	25,971	$403,590
Class II	7,445	111,443	2,131	33,171

Total Dividend Reinvestment	56,440	$842,940	28,102	$436,761

Repurchases:
Class I	(1,078,436)	$(15,493,409)	(1,239,721)	$(20,919,400)
Class II	(304,556)	(4,247,386)	(227,564)	(3,848,329)

Total Repurchases	(1,382,992)	$(19,740,795)	(1,467,285)	$(24,767,729)

17

Van Kampen Life Investment Trust Enterprise Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,017,667 and $53,164,297, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is ”derived” from the value of an underlying asset, reference rate or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2008, were as follows:

Contracts

Outstanding at December 31, 2007	25
Futures Opened	211
Futures Closed	(206)

Outstanding at December 31, 2008	30

6. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

7. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

9. Plan of Liquidation
The Board of Trustees (the “Board”) has reviewed the investment policies and practices, performance, expenses and reduced net assets of the Portfolio. In connection therewith, the Board considered various options for the Portfolio, including a possible merger or liquidation of the Portfolio. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Portfolio. On November 13, 2008, the Board approved a Plan of Liquidation for the Portfolio. Current Portfolio shareholders may continue to purchase shares of the Portfolio. The Plan of Liquidation will be presented to the shareholders of the Portfolio for approval at a special meeting currently scheduled for the second quarter of 2009, and if shareholders approve the Plan of Liquidation, the Portfolio will be liquidated shortly thereafter.

18

Van Kampen Life Investment Trust Enterprise Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Enterprise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Enterprise Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Enterprise Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

19

Van Kampen Life Investment Trust Enterprise Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen *- Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during taxable year ended December 31, 2008. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Portfolio may be treated as qualified dividend income and will therefore be subject to a maximum rate of 15%. The Portfolio intends to designate up to a maximum of $898,434 as taxed at a maximum rate of 15%. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

20

Van Kampen Life Investment Trust Enterprise Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

21

Van Kampen Life Investment Trust Enterprise Portfolio
Trustee and Officer Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

22

Van Kampen Life Investment Trust Enterprise Portfolio
Trustee and Officer Information  continued

Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

23

Van Kampen Life Investment Trust Enterprise Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Enterprise Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Enterprise Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNENT 2/09
IU09-00379P-Y12/08

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Growth and Income Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell 1000® Value Index, from 12/31/98 through 12/31/08 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 12/23/96	since 9/18/00

Since Inception	6.36%	0.98%

10-year	3.57	—

5-year	0.43	0.18

1-year	–32.03	–32.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

In 2008, U.S. financial markets endured one of the worst years in history. With credit markets nearly frozen, major banks collapsing, and a lackluster policy response to the accelerating financial crisis, investors suffered a severe loss of confidence. No segment of the stock or bond markets was spared from high volatility and falling prices as investors fled to the relative safety of U.S. Treasury securities and cash. Economic woes further dampened investor sentiment. The official declaration that the U.S. economy had been in recession since December 2007 was hardly surprising to investors and consumers alike, as consumers have been pulling back spending for more than a year in response to falling real estate values, rising unemployment and lack of access to credit.

Against this backdrop, all sectors of the stock market posted substantial declines for the 12-month period. Large-capitalization value stocks (in which the Portfolio primarily invests) lost considerable value, but growth stocks and all other market capitalization ranges showed similarly negative returns.

Performance Analysis

All share classes of Van Kampen LIT Growth and Income Portfolio outperformed the Russell 1000® Value Index (“the Index”) for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

All sectors in the Russell 1000® Value Index had negative absolute returns for the period. Although the same was true for the Portfolio, on a relative basis the Portfolio lost less value than the Index. Specifically, stock selection in the financial services sector was a positive contributor to relative performance. The Portfolio had better relative performance in diversified financial services, due to a holding that was more resilient than many of its peers because of its lower subprime mortgage exposure. The Portfolio’s insurance stocks, particularly in the property and casualty segment, also held up relatively well because of these companies’ comparatively more conservative balance sheets. An overweight position in the consumer staples sector was another positive relative contributor. Within the sector, the Portfolio held a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy. Stock selection in the materials sector helped the Portfolio sidestep some of the sector’s volatility. The Portfolio avoided exposure to the heavily commodity-oriented companies that declined strongly when commodity prices began to fall and instead owned a gold mining company which held up better than its peers in the difficult environment.

Other investments were a source of negative relative performance. The Portfolio’s underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Index. Stock selection in the consumer discretionary sector was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

Class I	Class II	Russell 1000® Value Index

–32.03%	–32.21%	–36.85%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

2

Top Ten Holdings as of 12/31/08 (Unaudited)

JPMorgan Chase & Co.	4.8%
Marsh & McLennan Cos., Inc.	3.4
Unilever N.V.	2.9
Time Warner, Inc.	2.9
Schering-Plough Corp.	2.6
American Electric Power Co., Inc.	2.6
Cadbury PLC—ADR	2.4
Verizon Communications, Inc.	2.4
Bayer AG—ADR	2.4
Raytheon Co.	2.2

Summary of Investments by Industry Classification as of 12/31/08 (Unaudited)

Pharmaceuticals	11.1%
Integrated Oil & Gas	8.2
Other Diversified Financial Services	6.9
Packaged Foods & Meats	6.3
Electric Utilities	5.2
Movies & Entertainment	4.9
Property & Casualty Insurance	4.2
Regional Banks	3.4
Insurance Brokers	3.4
Industrial Conglomerates	2.5
Integrated Telecommunication Services	2.4
Diversified Chemicals	2.4
Aerospace & Defense	2.2
Investment Companies	2.1
Hypermarkets & Super Centers	2.0
Health Care Equipment	1.9
Home Improvement Retail	1.9
Broadcasting & Cable TV	1.8
Oil & Gas Exploration & Production	1.6
Communications Equipment	1.6
Household Products	1.5
Computer Hardware	1.5
Internet Software & Services	1.4
Gold	1.4
Investment Banking & Brokerage	1.2
Consumer Electronics	1.1
Tobacco	1.0
Soft Drinks	1.0
Personal Products	0.9
Diversified Banks	0.9
Semiconductors	0.9
Health Care Distributors	0.7
Semiconductor Equipment	0.6
Oil & Gas Equipment & Services	0.6
Department Stores	0.6
Airlines	0.6
Human Resource & Employment Services	0.6
Restaurants	0.5
Motorcycle Manufacturers	0.5
Auto Parts & Equipment	0.3
Computer Storage & Peripherals	0.2
Systems Software	0.2

Total Long-Term Investments	94.2
Total Repurchase Agreements	5.4

Total Investments	99.6
Other Assets in Excess of Liabilities	0.4

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class I
Actual	$1,000.00	$776.27	$2.77
Hypothetical	1,000.00	1,022.02	3.15
(5% annual return before expenses)

Class II
Actual	1,000.00	775.01	3.88
Hypothetical	1,000.00	1020.76	4.42
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.62% and 0.87% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  December 31, 2008

	Number of
Description	Shares	Value

Common Stocks 91.6%
Aerospace & Defense 2.2%
Raytheon Co.	603,400	$30,797,536

Airlines 0.6%
Continental Airlines, Inc., Class B (a)	449,200	8,112,552

Auto Parts & Equipment 0.3%
Autoliv, Inc.	164,084	3,521,243

Broadcasting & Cable TV 1.8%
Comcast Corp., Class A	1,495,087	25,237,069

Communications Equipment 1.6%
Alcatel-Lucent—ADR (France)	2,315,360	4,978,024
Cisco Systems, Inc. (a)	1,015,370	16,550,531
Nortel Networks Corp. (Canada) (a)	513	133

		21,528,688

Computer Hardware 1.5%
Hewlett-Packard Co.	564,575	20,488,427

Computer Storage & Peripherals 0.2%
EMC Corp. (a)	277,290	2,903,226

Consumer Electronics 1.1%
Sony Corp.—ADR (Japan)	685,420	14,990,135

Department Stores 0.6%
Macy’s, Inc.	805,420	8,336,097

Diversified Banks 0.9%
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan)	439,557	2,729,649
Mizuho Financial Group, Inc.—ADR (Japan)	884,926	5,106,023
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,064	4,608,993

		12,444,665

Diversified Chemicals 2.4%
Bayer AG—ADR (Germany)	569,060	32,740,355

Electric Utilities 5.2%
American Electric Power Co., Inc.	1,078,580	35,895,142
Entergy Corp.	182,678	15,186,022
FirstEnergy Corp.	441,560	21,450,985

		72,532,149

Gold 1.4%
Newmont Mining Corp.	469,010	19,088,707

Health Care Distributors 0.7%
Cardinal Health, Inc.	270,400	9,320,688

Health Care Equipment 1.9%
Boston Scientific Corp. (a)	1,334,150	10,326,321
Covidien Ltd. (Bermuda)	452,522	16,399,397

		26,725,718

Home Improvement Retail 1.9%
Home Depot, Inc.	1,116,520	25,702,290

Household Products 1.5%
Kimberly-Clark Corp.	114,240	6,025,018
Procter & Gamble Co.	242,350	14,982,077

		21,007,095

Human Resource & Employment Services 0.5%
Manpower, Inc.	143,000	4,860,570
Robert Half International, Inc.	131,000	2,727,420

		7,587,990

Hypermarkets & Super Centers 2.0%
Wal-Mart Stores, Inc.	496,830	27,852,290

Industrial Conglomerates 2.5%
General Electric Co.	926,380	15,007,356
Siemens AG—ADR (Germany)	172,650	13,078,238
Tyco International Ltd. (Bermuda)	326,062	7,042,939

		35,128,533

Insurance Brokers 3.4%
Marsh & McLennan Cos., Inc.	1,939,261	47,065,865

Integrated Oil & Gas 8.2%
BP PLC—ADR (United Kingdom)	308,420	14,415,551
ConocoPhillips	161,660	8,373,988
Exxon Mobil Corp.	369,110	29,466,052
Hess Corp.	109,800	5,889,672
Occidental Petroleum Corp.	472,870	28,367,471
Royal Dutch Shell PLC—ADR (United Kingdom)	497,980	26,363,061

		112,875,795

Integrated Telecommunication Services 2.4%
Verizon Communications, Inc.	974,519	33,036,194

Internet Software & Services 1.4%
eBay, Inc. (a)	1,430,750	19,973,270

Investment Banking & Brokerage 1.2%
Charles Schwab Corp.	1,051,696	17,005,924

Motorcycle Manufacturers 0.5%
Harley-Davidson, Inc.	365,942	6,210,036

Movies & Entertainment 4.9%
Time Warner, Inc.	3,953,909	39,776,324
Viacom, Inc., Class B (a)	1,447,830	27,595,640

		67,371,964

Oil & Gas Equipment & Services 0.6%
Schlumberger Ltd. (Netherlands Antilles)	208,090	8,808,450

Oil & Gas Exploration & Production 1.6%
Anadarko Petroleum Corp.	273,800	10,554,990
Devon Energy Corp.	176,340	11,587,301

		22,142,291

Other Diversified Financial Services 6.4%
Bank of America Corp.	1,493,017	21,021,680
JPMorgan Chase & Co.	2,116,902	66,745,920

		87,767,600

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 6.3%
Cadbury PLC—ADR (United Kingdom)	956,262	$33,299,338
Kraft Foods, Inc., Class A	498,338	13,380,375
Unilever N.V. (Netherlands)	1,629,500	40,004,225

		86,683,938

Personal Products 0.9%
Estee Lauder Cos., Inc., Class A	412,720	12,777,811

Pharmaceuticals 11.1%
Abbott Laboratories	539,990	28,819,266
Bristol-Myers Squibb Co.	1,212,540	28,191,555
Novartis AG—ADR (Switzerland)	432,190	21,505,775
Roche Holdings AG—ADR (Switzerland)	312,170	23,830,340
Schering-Plough Corp.	2,115,490	36,026,795
Wyeth	388,330	14,566,258

		152,939,989

Property & Casualty Insurance 4.2%
Chubb Corp.	551,463	28,124,613
Travelers Cos., Inc.	668,177	30,201,600

		58,326,213

Regional Banks 3.4%
KeyCorp.	908,863	7,743,513
PNC Financial Services Group, Inc.	487,470	23,886,030
SunTrust Banks, Inc.	529,785	15,649,849

		47,279,392

Restaurants 0.5%
Starbucks Corp. (a)	761,330	7,202,182

Semiconductor Equipment 0.6%
ASML Holding N.V. (Netherlands)	489,400	8,843,458

Semiconductors 0.9%
Intel Corp.	845,861	12,400,322

Soft Drinks 1.0%
Coca-Cola Co.	295,560	13,380,001

Systems Software 0.2%
Symantec Corp. (a)	206,546	2,792,502

Tobacco 1.0%
Philip Morris International, Inc.	317,320	13,806,593

Total Common Stocks 91.5%		1,264,735,243

Convertible Preferred Stocks 0.6%
Other Diversified Financial Services 0.6%
Bank of America Corp., Ser L, 7.250%	12,513	8,152,219

Investment Companies 2.1%
Financial Select Sector SPDR Fund	1,802,908	22,752,699
Regional Bank Holders Trust	34,003	2,571,647
SPDR KBW Regional Banking, Ser TR	151,627	4,421,443

Total Investment Companies 2.1%		29,745,789

Total Long-Term Investments 94.2% (Cost $1,567,470,488)		1,302,633,251

Repurchase Agreements 5.4%
Banc of America Securities ($8,338,350 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $8,338,355)		8,338,350
Banc of America Securities ($23,047,904 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $23,047,942)		23,047,904
Citigroup Global Markets, Inc. ($24,956,330 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $24,956,343)		24,956,330
Citigroup Global Markets, Inc. ($8,808,116 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $8,808,140)		8,808,116
JPMorgan Chase & Co. ($8,808,116 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $8,808,126)		8,808,116

Total Repurchase Agreements 5.4% (Cost $73,958,816)		73,958,816

Total Investments 99.6% (Cost $1,641,429,304)		1,376,592,067

Other Assets in Excess of Liabilities 0.4%		5,580,565

Net Assets 100.0%		$1,382,172,632

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $4,608,993 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (Cost $1,641,429,304)	$1,376,592,067
Cash	4,652,159
Receivables:
Portfolio Shares Sold	3,667,547
Dividends	2,454,261
Investments Sold	1,648,605
Interest	45
Other	125,068

Total Assets	1,389,139,752

Liabilities:
Payables:
Investments Purchased	4,748,652
Portfolio Shares Repurchased	840,719
Investment Advisory Fee	635,687
Distributor and Affiliates	293,622
Trustees’ Deferred Compensation and Retirement Plans	194,332
Accrued Expenses	254,108

Total Liabilities	6,967,120

Net Assets	$1,382,172,632

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,752,062,088
Accumulated Undistributed Net Investment Income	32,645,641
Accumulated Net Realized Loss	(137,697,860)
Net Unrealized Depreciation	(264,837,237)

Net Assets	$1,382,172,632

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $146,013,070 and 10,623,013 shares of beneficial interest issued and outstanding)	$13.74

Class II Shares (Based on net assets of $1,236,159,562 and 90,136,237 shares of beneficial interest issued and outstanding)	$13.71

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $1,278,082)	$45,988,247
Interest	1,659,410

Total Income	47,647,657

Expenses:
Investment Advisory Fee	10,042,125
Distribution (12b-1) and Service Fees	3,933,704
Accounting and Administrative Expenses	250,016
Report to Shareholders	234,088
Custody	99,343
Professional Fees	87,908
Trustees’ Fees and Related Expenses	50,685
Transfer Agent Fees	21,071
Other	50,494

Total Expenses	14,769,434
Less Credits Earned on Cash Balances	3,066

Net Expenses	14,766,368

Net Investment Income	$32,881,289

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(128,643,591)
Futures	318,342
Foreign Currency Transactions	(22,234)

Net Realized Loss	(128,347,483)

Unrealized Appreciation/Depreciation:
Beginning of the Period	310,277,472
End of the Period	(264,837,237)

Net Unrealized Depreciation During the Period	(575,114,709)

Net Realized and Unrealized Loss	$(703,462,192)

Net Decrease in Net Assets from Operations	$(670,580,903)

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$32,881,289	$33,017,061
Net Realized Gain/Loss	(128,347,483)	61,564,236
Net Unrealized Depreciation During the Period	(575,114,709)	(45,289,834)

Change in Net Assets from Operations	(670,580,903)	49,291,463

Distributions from Net Investment Income:
Class I Shares	(4,559,334)	(4,821,991)
Class II Shares	(28,480,198)	(23,697,315)

	(33,039,532)	(28,519,306)

Distributions from Net Realized Gain:
Class I Shares	(7,651,701)	(11,274,850)
Class II Shares	(55,323,876)	(63,820,565)

	(62,975,577)	(75,095,415)

Total Distributions	(96,015,109)	(103,614,721)

Net Change in Net Assets from Investment Activities	(766,596,012)	(54,323,258)

From Capital Transactions:
Proceeds from Shares Sold	201,670,918	275,336,461
Net Asset Value of Shares Issued Through Dividend Reinvestment	96,015,109	103,614,721
Cost of Shares Repurchased	(256,071,854)	(186,897,285)

Net Change in Net Assets from Capital Transactions	41,614,173	192,053,897

Total Increase/Decrease in Net Assets	(724,981,839)	137,730,639
Net Assets:
Beginning of the Period	2,107,154,471	1,969,423,832

End of the Period (Including accumulated undistributed net investment income of $32,645,641 and $32,826,612, respectively)	$1,382,172,632	$2,107,154,471

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$21.36	$22.00	$20.49	$19.32	$17.06

Net Investment Income (a)	0.36	0.39	0.38	0.28	0.24
Net Realized and Unrealized Gain/Loss	(6.95)	0.16	2.75	1.59	2.19

Total from Investment Operations	(6.59)	0.55	3.13	1.87	2.43

Less:
Distributions from Net Investment Income	0.38	0.36	0.25	0.22	0.17
Distributions from Net Realized Gain	0.65	0.83	1.37	0.48	-0-

Total Distributions	1.03	1.19	1.62	0.70	0.17

Net Asset Value, End of the Period	$13.74	$21.36	$22.00	$20.49	$19.32

Total Return	-32.03%	2.80%	16.23%	9.99%	14.38%
Net Assets at End of the Period (In millions)	$146.0	$263.5	$307.7	$312.4	$312.1
Ratio of Expenses to Average Net Assets	0.61%	0.60%	0.60%	0.61%	0.62%
Ratio of Net Investment Income to Average Net Assets	2.06%	1.80%	1.85%	1.44%	1.39%
Portfolio Turnover	50%	28%	28%	42%	48%

(a)	Based on average shares outstanding.

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$21.31	$21.96	$20.46	$19.29	$17.03

Net Investment Income (a)	0.32	0.34	0.32	0.23	0.20
Net Realized and Unrealized Gain/Loss	(6.94)	0.15	2.76	1.59	2.19

Total from Investment Operations	(6.62)	0.49	3.08	1.82	2.39

Less:
Distributions from Net Investment Income	0.33	0.31	0.21	0.17	0.13
Distributions from Net Realized Gain	0.65	0.83	1.37	0.48	-0-

Total Distributions	0.98	1.14	1.58	0.65	0.13

Net Asset Value, End of the Period	$13.71	$21.31	$21.96	$20.46	$19.29

Total Return (b)	–32.21%	2.52%	15.97%	9.72%	14.12%
Net Assets at End of the Period (In millions)	$1,236.2	$1,843.7	$1,661.7	$1,247.5	$881.4
Ratio of Expenses to Average Net Assets	0.86%	0.85%	0.85%	0.86%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.54%	1.59%	1.18%	1.17%
Portfolio Turnover	50%	28%	28%	42%	48%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Growth and Income Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$1,208,154,226
Level 2—Other Significant Observable Inputs	168,437,841
Level 3—Significant Unobservable Inputs	-0-

Total	$1,376,592,067

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

13

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $60,998,232, which will expire on December 31, 2016.
At December 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,649,514,428

Gross tax unrealized appreciation	$104,944,926
Gross tax unrealized depreciation	(377,867,287)

Net tax unrealized depreciation on investments	$(272,922,361)

E. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$46,739,880	$35,103,782
Long-term capital gain	49,275,229	68,510,939

	$96,015,109	$103,614,721

Permanent differences, primarily due to the current year net realized loss on foreign currency transactions, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(22,728)	$22,728	$-0-

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$32,874,586

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses recognized for tax purposes but not for book purposes, post October losses of $68,614,503 which are not recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Portfolio’s custody fee was reduced by $3,066 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from

14

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.60%
Over $500 million	.55%

The Adviser has agreed to waive all expenses in excess of .75% of Class I Shares daily average net assets and 1.00% of Class II Shares daily average net assets. For the year ended December 31, 2008, the Adviser did not waive any of its investment advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $60,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $102,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $88,300 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2008, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $15,724.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class I	1,021,824	$17,877,163	896,803	$19,626,861
Class II	10,638,523	183,793,755	11,727,869	255,709,600

Total Sales	11,660,347	$201,670,918	12,624,672	$275,336,461

Dividend Reinvestment:
Class I	672,414	$12,211,035	798,454	$16,096,842
Class II	4,614,762	83,804,074	4,343,319	87,517,879

Total Dividend Reinvestment	5,287,176	$96,015,109	5,141,773	$103,614,721

15

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Repurchases:
Class I	(3,405,551)	$(58,617,848)	(3,345,463)	$(73,101,375)
Class II	(11,637,140)	(197,454,006)	(5,231,239)	(113,795,910)

Total Repurchases	(15,042,691)	$(256,071,854)	(8,576,702)	$(186,897,285)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $869,783,090 and $860,169,756, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2008, were as follows:

Contracts

Outstanding at December 31, 2007	-0-
Futures Opened	676
Futures Closed	(676)

Outstanding at December 31, 2008	-0-

6. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

7. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

16

Van Kampen Life Investment Trust Growth and Income Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Growth and Income Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Growth and Income Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

17

Van Kampen Life Investment Trust Growth and Income Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. The Portfolio designated and paid $49,275,229 as a long-term capital gain distribution. Certain ordinary dividends paid by the Portfolio may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Portfolio intends to designate up to a maximum of $46,424,306 as taxed at a maximum rate of 15%. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

18

Van Kampen Life Investment Trust Growth and Income Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

19

Van Kampen Life Investment Trust Growth and Income Portfolio
Trustee and Officer Information  continued

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

20

Van Kampen Life Investment Trust Growth and Income Portfolio
Trustee and Officer Information  continued

Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

21

Van Kampen Life Investment Trust Growth and Income Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Growth and Income Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Growth and Income Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNGI 2/09
IU09-00498P-Y12/08

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Government Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

Portfolio shares are neither insured nor guaranteed by the U.S. government.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Barclays Capital U.S. Government/Mortgage Index from 12/31/98 through 12/31/08 for Class I Shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 4/7/86	since 12/15/00

Since Inception	6.09%	4.53%

10-year	4.66	—

5-year	4.02	3.75

1-year	1.81	1.51

30-Day SEC Yield	1.33%	1.07%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. SEC Yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Government/Mortgage Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed it’s name to Barclays Capital U.S. Government Mortgage Index as of November 3, 2008. The Barclays Capital U.S. Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

The financial markets experienced extreme volatility and price deterioration during the 12-month reporting period. Most of this occurred in the last two quarters of the year when a series of large financial institutions were forced to merge, taken over by the government, or failed altogether, causing investor confidence to plummet and sparking a downward market spiral that accelerated at an alarming pace. Fear gripped the market, short-term borrowing costs soared, bank lending nearly ceased, and credit spreads dramatically widened as investors required substantial compensation for assuming risk. As a result, all sectors of the bond market deteriorated with the exception of U.S. Treasuries and cash, to which investors fled in a flight-to-quality trade.

Government officials took unprecedented steps to fortify the precarious financial system, including a $700 billion rescue plan (TARP) and several reductions in the target federal funds rate, bringing that rate to a range of just 0.0 percent to 0.25 percent. By December, however, these efforts appeared to have done little to improve investor confidence, which was further undermined by confirmation from the National Bureau of Economic Research that the economy had in fact been in recession since the start of the year. An extremely poor November employment report, released in early-December, proved to be the bitter icing on a very distasteful cake. With November non-farm payrolls declining by the largest monthly amount in 34 years, hopes for a consumer-led economic recovery in the near term vanished. Although isolated sectors of the bond market showed some improvement late in the period, as of year end the factors that have plagued the market—tremendously high volatility, very little liquidity, and a general sense of fear over the residential housing market, the strength of the economy both here and abroad, and the direction of the markets—continue to play out.

Performance Analysis

All share classes of Van Kampen LIT Government Portfolio underperformed the Barclays Capital U.S. Government/Mortgage Index (“the Index”) for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

The primary detractor from the Portfolio’s relative performance was an allocation to non-agency mortgage securities. The Index, which is government-oriented, does not include these securities but does include agency mortgage securities. Forced selling, coupled with rising mortgage delinquencies and falling home prices, pressured the non-agency mortgage sector, causing valuations to decline. Over the course of the period, we significantly reduced the Portfolio’s allocation to the sector.

The Portfolio’s yield curve positioning also detracted from relative performance. Our yield curve strategy involved the use of zero-coupon Treasury futures and swap contracts. In the fourth quarter of the year, the swap contracts lost value, hindering the performance of the overall position.

Conversely, an underweight allocation to agency debentures relative to the Index enhanced performance for the period as spreads in the sector continued to widen.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

		Barclays Capital
		U.S. Government/
Class I	Class II	Mortgage Index

1.81%	1.51%	10.17%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

Sectors as of 12/31/08 (Unaudited)

U.S. Treasury Securities	34.4%
FNMA	18.3
FHLMC	6.6
U.S. Govt Agency	6.2
CMO	3.2
Asset Backed Security	0.1
GNMA	0.1

Total Long-Term Investments	68.9
Purchased Options	0.2
Short-Term Investments	49.0

Total Investments	118.1
Liabilities in Excess of Other Assets	(18.0)
Written Options	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), or exchanges.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class I
Actual	$1,000.00	$1,034.56	$3.07
Hypothetical	1,000.00	1,022.12	3.05
(5% annual return before expenses)

Class II
Actual	1,000.00	1,032.33	4.34
Hypothetical	1,000.00	1,020.86	4.32
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% and 0.85% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Treasury Obligations 34.4%
$15,940	United States Treasury (STRIPS)	*	11/15/19	$11,300,551
3,250	United States Treasury (STRIPS)	*	08/15/20	2,217,846
7,200	United States Treasury (STRIPS)	*	11/15/20	4,870,886
5,345	United States Treasury (STRIPS)	*	05/15/21	3,536,215
16,625	United States Treasury (STRIPS)	*	11/15/21	10,771,786
3,300	United States Treasury Bonds	4.500%	02/15/36	4,385,393
330	United States Treasury Bonds	4.500	05/15/38	450,502
1,600	United States Treasury Bonds	5.250	11/15/28	2,113,000
3,800	United States Treasury Bonds	5.375	02/15/31	5,222,625
9,120	United States Treasury Bonds	8.125	08/15/21	13,873,800
412	United States Treasury Bonds	8.750	05/15/17	606,412
800	United States Treasury Bonds	8.750	08/15/20	1,249,126
1,010	United States Treasury Bonds	8.875	08/15/17	1,503,875
742	United States Treasury Bonds	8.875	02/15/19	1,140,941
1,073	United States Treasury Bonds	9.000	11/15/18	1,657,618
165	United States Treasury Bonds	9.125	05/15/18	255,222
1,250	United States Treasury Bonds	9.250	02/15/16	1,823,731
7,400	United States Treasury Notes	3.500	11/15/09	7,601,191
707	United States Treasury Notes	3.750	11/15/18	800,567
4,500	United States Treasury Notes	4.500	02/28/11	4,867,033
2,600	United States Treasury Notes	4.750	01/31/12	2,892,503
3,500	United States Treasury Notes	4.875	01/31/09	3,513,538
2,400	United States Treasury Notes	4.875	04/30/11	2,631,938
6,100	United States Treasury Notes	5.125	06/30/11	6,753,371

	Total United States Treasury Obligations 34.4%			96,039,670

	Mortgage Backed Securities 23.9%
2,955	Federal Home Loan Mortgage Corp., January (a)	5.000	TBA	3,020,102
5,500	Federal Home Loan Mortgage Corp., January (a)	6.500	TBA	5,712,267
8,945	Federal Home Loan Mortgage Corp.	5.000	01/01/37	9,155,030
47	Federal Home Loan Mortgage Corp.	6.000	06/01/29 to 09/01/29	48,515
37	Federal Home Loan Mortgage Corp.	6.500	06/01/29	38,444
65	Federal Home Loan Mortgage Corp.	7.500	11/01/29 to 08/01/31	69,199
3	Federal Home Loan Mortgage Corp.	8.000	09/01/24	2,857
6,350	Federal National Mortgage Association, January (a)	5.000	TBA	6,483,947
38,475	Federal National Mortgage Association, January (a)	5.500	TBA	39,442,877
69	Federal National Mortgage Association	6.000	01/01/14 to 06/01/14	71,743
1,966	Federal National Mortgage Association	6.500	06/01/09 to 10/01/38	2,045,110
41	Federal National Mortgage Association	7.000	06/01/11 to 06/01/32	43,559
151	Federal National Mortgage Association	7.500	02/01/23 to 04/01/32	160,296
3	Federal National Mortgage Association	8.000	10/01/24	2,736
19	Federal National Mortgage Association	11.000	11/01/20	22,059
62	Government National Mortgage Association	6.500	05/15/23 to 3/15/29	65,300
87	Government National Mortgage Association	7.000	04/15/23 to 11/15/27	92,512
21	Government National Mortgage Association	7.500	12/15/21 to 06/15/24	22,056
16	Government National Mortgage Association	8.000	05/15/17 to 01/15/23	17,537
7	Government National Mortgage Association	8.500	07/15/17	7,383
4	Government National Mortgage Association	9.500	07/15/09 to 10/15/09	4,110
1	Government National Mortgage Association	11.000	09/15/10	894

	Total Mortgage Backed Securities 23.9%			66,528,533

	United States Government Agency Obligations 6.2%
4,650	Federal Home Loan Mortgage Corp.	5.500	08/23/17	5,493,482
5,000	Federal National Mortgage Association	5.000	05/11/17	5,710,985
480	Federal National Mortgage Association	5.375	06/12/17	561,764
1,985	Financing Corp.	9.650	11/02/18	3,083,281

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Government Agency Obligations (Continued)
$700	Financing Corp.	9.800%	04/06/18	$1,076,629
960	Tennessee Valley Authority	7.125	05/01/30	1,365,043

	Total United States Government Agency Obligations 6.2%			17,291,184

	Collateralized Mortgage Obligations 3.2%
0	Countrywide Home Loans (b) (f)	0.741	04/25/35	4
460	Federal Home Loan Mortgage Corp. (REMIC) (b)	1.545	09/25/45	381,377
944	Federal Home Loan Mortgage Corp. (REMIC) (b)	1.795	03/15/34	897,508
308	Federal Home Loan Mortgage Corp. (REMIC) (c) (f)	5.000	12/15/16	13,989
521	Federal Home Loan Mortgage Corp. (REMIC) (c) (d) (f)	6.000	06/17/27	43,062
5,476	Federal National Mortgage Association (REMIC) (b)	0.531	12/25/36	4,821,732
778	Federal National Mortgage Association (b)	0.671	05/25/35	683,565
729	Federal National Mortgage Association (REMIC) (b)	1.284	12/18/32	708,820
372	Federal National Mortgage Association	5.500	11/25/43	375,226
33	Federal National Mortgage Association (REMIC) (c) (f)	6.000	08/25/32	809
750	Federal National Mortgage Association	6.022	11/25/10	797,961
182	Federal National Mortgage Association (REMIC) (c) (f)	6.500	05/25/33	19,887
141	Government National Mortgage Association (c) (d) (f)	6.360	05/16/32	11,284
152	Government National Mortgage Association (c) (d) (f)	6.960	05/16/32	13,129
70	Government National Mortgage Association (c) (d) (f)	7.360	06/16/27	665

	Total Collateralized Mortgage Obligations 3.2%			8,769,018

	Adjustable Rate Mortgage Backed Securities 1.1%
215	Federal Home Loan Mortgage Corp. (b)	4.785	08/01/34	213,467
69	Federal National Mortgage Association (b)	4.384	10/01/34	68,395
509	Federal National Mortgage Association (b)	4.421	02/01/34	493,297
935	Federal National Mortgage Association (b)	4.431	03/01/36	884,101
893	Federal National Mortgage Association (b)	4.504	03/01/36	846,238
361	Federal National Mortgage Association (b)	4.507	07/01/35	364,543
126	Federal National Mortgage Association (b)	4.823	10/01/34	126,743
76	Federal National Mortgage Association (b)	5.078	09/01/34	76,860

	Total Adjustable Rate Mortgage Backed Securities 1.1%			3,073,644

	Asset Backed Securities 0.1%
533	Federal National Mortgage Association (REMIC) (b)	3.401	05/28/35	359,810
49	Federal National Mortgage Association (REMIC) (b)	3.411	05/28/35	29,354

	Total Asset Backed Securities 0.1%			389,164

Total Long-Term Investments 68.9% (Cost $178,280,018)				192,091,213

Description	Contracts	Expiration Date	Exercise Price	Market Value

Purchased Option 0.2%
90-Day EuroDollar Futures Call, March 2010 (Cost $209,415)	232	03/15/10	97.750	$539,400

Description				Value

Short-Term Investments 49.0%
Repurchase Agreements 46.4%
Banc of America Securities ($14,588,241 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $14,588,249)				$14,588,241
Banc of America Securities ($40,323,130 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $40,323,198)				40,323,130

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

Description	Value

Repurchase Agreements (Continued)
Citigroup Global Markets, Inc. ($15,410,114 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $15,410,156)	$15,410,114
Citigroup Global Markets, Inc. ($43,661,988 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $43,662,013)	43,661,988
JPMorgan Chase & Co. ($15,410,114 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $15,410,131)	15,410,114

Total Repurchase Agreements 46.4%	129,393,587

United States Government Agency Obligations 2.6%
United States Treasury Bill ($3,935,000 par, yielding 0.106%, 01/15/09 maturity) (e)	3,934,500
United States Treasury Bill ($3,405,000 par, yielding 0.332%, 05/15/09 maturity) (e)	3,403,675

Total United States Government Agency Obligations 2.6%	7,338,175

Total Short-Term Investments 49.0% (Cost $136,731,762)	136,731,762

Total Investments 118.1% (Cost $315,221,195)	329,362,375

Liabilities in Excess of Other Assets (18.0%)	(50,062,427)

Written Options (0.1%)	(334,950)

Net Assets 100.0%	$278,964,998

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security purchased on a forward commitment basis.

(b)	Floating Rate Coupon

(c)	IO—Interest Only

(d)	Inverse Floating Rate

(e)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Futures contracts outstanding as of December 31, 2008:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
Interest Rate Swap Futures, March 2009 (Current Notional Value of $117,859 per contract)	53	$105,040
U.S. Treasury Bond Futures, March 2009 (Current Notional Value of $138,047 per contract)	210	2,807,191

Total Long Contracts:	263	2,912,231

Short Contracts:
U.S. Treasury Notes 10-Year Futures, March 2009 (Current Notional Value of $125,750 per contract)	148	(1,353,117)
U.S. Treasury Notes 5-Year Futures, March 2009 (Current Notional Value of $119,055 per contract)	91	19,292
U.S. Treasury Notes 2-Year Futures, March 2009 (Current Notional Value of $218,063 per contract)	7	(5,562)

Total Short Contracts:	246	(1,339,387)

Total Futures Contracts	509	$1,572,844

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

Written options outstanding as of December 31, 2008:

	Exercise	Expiration	Number of	Premiums
Name of Issuer	Price	Date	Contracts	Received	Value

90-Day EuroDollar Futures Call, March 2010	$98.25	03/15/10	232	$(115,385)	$(334,950)

Swap agreements outstanding as of December 31, 2008:
Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Bank of America, N.A.	EUR-EURIBOR Reuters	Pay	4.415%	10/07/18	$8,981	$54,305
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.370	02/12/18	7,107	724,487
Bank of America, N.A.	USD-LIBOR BBA	Pay	2.538	12/04/13	7,000	136,802
Bank of America, N.A.	USD-LIBOR BBA	Pay	3.585	10/08/13	12,000	781,190
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.148	06/09/13	18,170	1,608,921
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.779	10/10/18	46,631	3,399,866
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.798	10/07/23	15,587	762,516
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.983	04/15/18	2,490	210,529
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.070	04/14/18	4,995	440,809
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.558	07/24/23	24,154	1,847,056
Citibank, N.A., New York	USD-LIBOR BBA	Pay	3.861	05/09/13	600	45,853
Citibank, N.A., New York	USD-LIBOR BBA	Pay	5.228	09/27/17	9,200	2,117,619
Citibank, N.A., New York	USD-LIBOR BBA	Pay	5.338	05/24/17	7,500	1,652,348
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	4.958	07/24/18	13,485	496,363
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.239	07/09/23	8,865	310,657
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.240	07/10/23	8,060	282,784
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.268	07/03/23	16,890	612,304
Goldman Sachs International	USD-LIBOR BBA	Pay	4.790	10/07/23	7,794	379,154
Goldman Sachs International	USD-LIBOR BBA	Pay	5.340	05/24/17	7,500	1,654,096
Goldman Sachs International	USD-LIBOR BBA	Pay	5.630	02/28/18	19,705	2,221,345
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	3.887	02/21/13	13,000	1,102,685
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.070	05/16/13	18,135	1,555,412
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.427	06/12/13	4,000	402,762
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.663	02/21/18	8,000	1,521,631
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.168	10/09/17	5,200	1,112,809
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.359	05/23/17	3,000	665,594
Merrill Lynch Capital Services, Inc.	USD-LIBOR BBA	Pay	5.000	04/15/18	3,320	283,163

						26,383,060

Bank of America N.A.	EUR-EURIBOR Reuters	Receive	4.390	10/07/23	11,260	3,756
Bank of America N.A.	USD-LIBOR BBA	Receive	4.243	10/10/38	10,584	(3,178,226)
Bank of America N.A.	USD-LIBOR BBA	Receive	4.670	08/04/18	16,385	(3,201,359)
Bank of America N.A.	USD-LIBOR BBA	Receive	4.800	10/07/18	12,493	(923,343)
Bank of America N.A.	USD-LIBOR BBA	Receive	5.815	02/12/23	9,128	(801,803)
Bank of America, N.A.	USD-LIBOR BBA	Receive	3.903	09/10/13	20,205	(1,819,556)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.380	07/24/18	18,859	(1,876,093)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.380	04/15/23	2,800	(199,220)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.470	04/14/23	6,395	(475,788)
Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	5,862	(1,252,734)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.860	07/10/18	6,420	(205,433)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.861	07/09/18	7,070	(226,822)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.934	07/01/18	13,480	(488,309)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	5.188	07/24/23	16,908	(557,020)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	4,009	(887,312)
Goldman Sachs International	USD-LIBOR BBA	Receive	2.883	11/28/13	15,300	(526,247)
Goldman Sachs International	USD-LIBOR BBA	Receive	4.800	10/07/18	6,246	(461,642)
Goldman Sachs International	USD-LIBOR BBA	Receive	6.035	02/28/23	25,285	(2,415,223)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/19	2,659	(527,732)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	08/15/20	1,876	(481,452)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/20	4,156	(1,020,631)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	05/15/21	3,004	(774,404)

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/21	$5,332	$(1,318,892)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	4.408%	05/01/18	19,160	(3,029,239)
Merrill Lynch Capital Services, Inc.	USD-LIBOR BBA	Receive	5.395	04/15/23	3,950	(283,175)
UBS AG	USD-LIBOR BBA	Receive	**	11/15/19	1,298	(242,983)

						(27,170,882)

Total Interest Rate Swaps						$(787,822)

Swap Collateral Received From Counterparty
Citibank, N.A., New York						(3,970,000)
Goldman Sachs International						(600,000)

Total Swap Collateral Received						$(4,570,000)

Total Swap Agreements						$(5,357,822)

**	Zero coupon swap. The Portfolio and/or counterparty will make a net payment on the expiration date.

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (including repurchase agreements of $129,393,587) (Cost $315,221,195)	$329,362,375
Cash	8,135,669
Receivables:
Investments Sold	25,241,065
Interest	1,088,179
Portfolio Shares Sold	175,655
Principal Paydowns	7,682
Swap Contracts	251,482
Other	84,884

Total Assets	364,346,991

Liabilities:
Payables:
Investments Purchased	78,373,840
Variation Margin on Futures	451,953
Written Options, at value (premiums received of $115,385 )	334,950
Portfolio Shares Repurchased	182,730
Investment Advisory Fee	116,517
Distributor and Affiliates	56,648
Accrued Expenses	78,428
Swap Contracts	5,609,304
Trustees’ Deferred Compensation and Retirement Plans	177,623

Total Liabilities	85,381,993

Net Assets	$278,964,998

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$278,662,512
Net Unrealized Appreciation	14,705,687
Accumulated Undistributed Net Investment Income	9,396,643
Accumulated Net Realized Loss	(23,799,844)

Net Assets	$278,964,998

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $51,392,679 and 5,538,563 shares of beneficial interest issued and outstanding)	$9.28

Class II Shares (Based on net assets of $227,572,319 and 24,568,252 shares of beneficial interest issued and outstanding)	$9.26

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Interest	$11,792,234

Expenses:
Investment Advisory Fee	1,353,032
Distribution (12b-1) and Service Fees	544,099
Accounting and Administrative Expenses	67,311
Reports to Shareholders	60,770
Custody	59,044
Trustees’ Fees and Related Expenses	29,892
Professional Fees	29,694
Transfer Agent Fees	21,135
Other	12,023

Total Expenses	2,177,000
Investment Advisory Fee Reduction	8,455
Less Credits Earned on Cash Balances	807

Net Expenses	2,167,738

Net Investment Income	$9,624,496

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(12,706,904)
Futures	(3,921,583)
Options	82,858
Forward Foreign Currency Contracts	(11,095)
Foreign Currency Translation	(4,139)
Swap Contracts	3,719,802

Net Realized Loss	(12,841,061)

Beginning of the Period	6,742,941

End of the Period:
Investments	14,141,180
Written Options	(219,565)
Futures	1,572,844
Swap Contracts	(787,822)
Foreign Currency Translation	(950)

14,705,687

Net Unrealized Appreciation During the Period	7,962,746

Net Realized and Unrealized Loss	$(4,878,315)

Net Increase in Net Assets from Operations	$4,746,181

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$9,624,496	$10,890,683
Net Realized Loss	(12,841,061)	(991,730)
Net Unrealized Appreciation During the Period	7,962,746	6,503,247

Change in Net Assets from Operations	4,746,181	16,402,200

Distributions from Net Investment Income:
Class I Shares	(2,398,125)	(2,611,331)
Class II Shares	(9,852,097)	(7,055,865)

Total Distributions	(12,250,222)	(9,667,196)

Net Change in Net Assets from Investment Activities	(7,504,041)	6,735,004

From Capital Transactions:
Proceeds from Shares Sold	126,573,054	109,519,538
Net Asset Value of Shares Issued Through Dividend Reinvestment	12,250,222	9,667,196
Cost of Shares Repurchased	(130,736,241)	(52,256,604)

Net Change in Net Assets from Capital Transactions	8,087,035	66,930,130

Total Increase in Net Assets	582,994	73,665,134
Net Assets:
Beginning of the Period	278,382,004	204,716,870

End of the Period (Including accumulated undistributed net investment income of $9,396,643 and $10,636,389, respectively)	$278,964,998	$278,382,004

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.52	$9.30	$9.42	$9.48	$9.55

Net Investment Income (a)	0.35	0.45	0.44	0.35	0.31
Net Realized and Unrealized Gain/Loss	(0.18)	0.21	(0.14)	(0.03)	0.08

Total from Investment Operations	0.17	0.66	0.30	0.32	0.39
Less Distributions from Net Investment Income	0.41	0.44	0.42	0.38	0.46

Net Asset Value, End of the Period	$9.28	$9.52	$9.30	$9.42	$9.48

Total Return*	1.81%	7.33%	3.34%	3.54%	4.17%
Net Assets at End of the Period (In millions)	$51.4	$55.0	$57.5	$63.1	$71.2
Ratio of Expenses to Average Net Assets*	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets*	3.80%	4.91%	4.84%	3.78%	3.26%
Portfolio Turnover	411%	324%	242%	261%	409%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.60%	0.62%	0.65%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets	3.80%	4.90%	4.79%	3.75%	3.21%

(a)	Based on average shares outstanding.

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.51	$9.30	$9.42	$9.48	$9.55

Net Investment Income (a)	0.32	0.43	0.42	0.33	0.28
Net Realized and Unrealized Gain/Loss	(0.18)	0.20	(0.14)	(0.03)	0.09

Total from Investment Operations	0.14	0.63	0.28	0.30	0.37
Less Distributions from Net Investment Income	0.39	0.42	0.40	0.36	0.44

Net Asset Value, End of the Period	$9.26	$9.51	$9.30	$9.42	$9.48

Total Return* (b)	1.51%	7.02%	3.11%	3.28%	3.90%
Net Assets at End of the Period (In millions)	$227.6	$223.4	$147.2	$108.4	$83.5
Ratio of Expenses to Average Net Assets*	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets*	3.50%	4.63%	4.62%	3.52%	3.03%
Portfolio Turnover	411%	324%	242%	261%	409%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.85%	0.87%	0.90%	0.89%	0.90%
Ratio of Net Investment Income to Average Net Assets	3.50%	4.62%	4.57%	3.49%	2.98%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Government Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not readily available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$539,400	$1,237,894
Level 2—Other Significant Observable Inputs	328,720,146	(787,822)
Level 3—Significant Unobservable Inputs	102,829	-0-

Total	$329,362,375	$450,072

*	Other financial instruments include futures, written options and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 1/1/2008	$-0-
Accrued discounts/premiums	-0-
Realized gain/loss	(470,239)
Change in unrealized appreciation/depreciation	28,201
Net purchases/sales	(437,733)
Net transfers in and/or out of Level 3	982,600

Balance as of 12/31/08	$102,829

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$28,201

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Portfolio will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At December 31, 2008, the Portfolio had $53,905,994 of when-issued, delayed delivery or forward purchase commitments.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. Income and Expenses Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $18,149,047 which will expire according to the following schedule:

Amount	Expiration

$2,429,205	December 31, 2011
847,343	December 31, 2012
1,585,472	December 31, 2013
1,887,461	December 31, 2014
332,445	December 31, 2015
11,067,121	December 31, 2016

At December 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$320,518,857

Gross tax unrealized appreciation	$10,146,333
Gross tax unrealized depreciation	(1,302,815)

Net tax unrealized appreciation on investments	$8,843,518

E. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	2008	2007

Distribution paid from ordinary income	$12,250,222	$9,667,196

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

Permanent differences, primarily due to a reclass of gains/losses on swaps and capital loss carryforward expiring in the current year, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Gain	Capital

$1,385,980	$(714,587)	$(671,393)

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,069,678

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, mark to market on open futures contracts, and straddle positions.

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Portfolio’s custody fee was reduced by $807 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gain and losses on the sale of securities. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the “Combined Portfolios”), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Next $500 million	.45%
Over $1 billion	.40%

The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2008 was .50%.
Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 0.60% and 0.85% for Class I and II Shares, respectively. For the year ended December 31, 2008, the Adviser reimbursed approximately $8,500 of its advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $4,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $25,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $16,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $78,700 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class I	403,121	$3,784,291	234,159	$2,142,589
Class II	13,438,563	122,788,763	11,652,293	107,376,949

Total Sales	13,841,684	$126,573,054	11,886,452	$109,519,538

Dividend Reinvestment:
Class I	261,519	$2,398,125	289,505	$2,611,331
Class II	1,074,383	9,852,097	782,247	7,055,865

Total Dividend Reinvestment	1,335,902	$12,250,222	1,071,752	$9,667,196

Repurchases:
Class I	(907,850)	$(8,244,016)	(922,443)	$(8,518,976)
Class II	(13,437,451)	(122,492,225)	(4,772,725)	(43,737,628)

Total Repurchases	(14,345,301)	$(130,736,241)	(5,695,168)	$(52,256,604)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $1,810,805 and $15,441,260, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,091,409,843 and $1,162,532,054, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate, or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or to generate potential gain. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2008, were as follows:

Contracts

Outstanding at December 31, 2007	1,119
Futures Opened	6,112
Futures Closed	(6,722)

Outstanding at December 31, 2008	509

B. Option Contracts An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Portfolio may purchase put and call options. Purchasing call options tends to increase the

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Portfolio may write covered call and put options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying stock indices, futures, securities or currency transactions to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options for the year ended December 31, 2008, were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2007	-0-	$-0-
Options written	736	366,050
Options terminated in closing purchase transactions	(504)	(250,665)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at December 31, 2008	232	$115,385

C. Inverse Floating Rate Instruments An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Portfolio to enhance the yield of the portfolio. The investments are identified on the Portfolio of Investments.

D. Interest Rate Swaps The Portfolio may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Portfolio will usually enter into swaps on a net basis, i.e, the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
If there is a default by the counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. In addition, all counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Portfolio with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Portfolio has an unrealized loss on a swap contract, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39: Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

6. Mortgage Backed Securities
The Portfolio may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

8. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen Life Investment Trust Government Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Government Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Government Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

Van Kampen Life Investment Trust Government Portfolio
Board of Trustees, Officers, and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* - Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Life Investment Trust Government Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Van Kampen Life Investment Trust Government Portfolio
Trustee and Officer Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Life Investment Trust Government Portfolio
Trustee and Officer Information  continued

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Life Investment Trust Government Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Government Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Life Investment Trust Government Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNGOV 2/09
IU09-00425P-Y12/08

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Money Market Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

The U.S. economy weakened considerably during the 12-month review period. After rising in the first two quarters of 2008, gross domestic product (GDP) growth fell to -0.5 percent in the third quarter in a decline which is widely expected to have accelerated into the fourth quarter. Other economic data were even more dispiriting, with employment figures negative for every month of 2008 and consumer confidence falling to levels not seen in decades. The residential housing market remained depressed, as home sales and prices continued to decline. These factors led to increasing concerns about a recession, even as a decline in commodity and fuel prices beginning in October failed to boost consumer and business confidence. By year end, it was confirmed that the economy had, in fact, slid into recession.

The weakening economic outlook, coupled with credit and liquidity constraints and mortgage defaults, made for an extremely volatile market throughout the period under review. The Federal Reserve (the “Fed”) and the Treasury made considerable efforts to support both the market and the economy, including a range of innovative programs as well as aggressive reductions in the federal funds target rate and discount rate. These actions were often taken in coordination with central banks across the developed world. At the end of the period, these measures had in part helped to reduce the credit bellwether London Interbank Offered Rate (LIBOR) from its prior record levels, though LIBOR remained well above the Fed’s policy target range for federal funds of 0.0 percent to 0.25 percent.

Performance Analysis

For the seven-day period ended December 31, 2008, the Portfolio’s Class I shares provided an annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day average annualized yield for December was 0.04 percent. Yield quotations more closely reflect the current earnings of the Portfolio. For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of 2.02 percent.

For the seven-day period ended December 31, 2008, the Portfolio’s Class II shares provided an annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day average annualized yield for December was 0.02 percent. Yield quotations more closely reflect the current earnings of the Portfolio. For the year ended December 31, 2008, the Portfolio’s Class II shares provided a total return of 1.79 percent.

As of the end of the period, the Portfolio had net assets of $58 million and an average portfolio maturity of 14 days.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and liquidity. Although the aggressive reductions by the Fed drastically lowered short-term yields, the turmoil and uncertainty in the markets remained in force and indeed worsened over the course of the period. As a result, we concentrated the Portfolio on assets with shorter maturities. We also closely reviewed all of the eligible securities on our purchase list to eliminate unacceptable risks that had come to light, a process which resulted in a significant reduction in the number of approved securities. The Portfolio did not contain any derivative securities during the reporting period. We will continue to focus closely on this strategy in an effort to maximize liquidity for the Portfolio and its shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

Class I	Class II

2.02%	1.79%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The performance for the two share classes varies because each has different expenses. The portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance.

The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio’s returns would have been lower.

1

Portfolio Composition as of 12/31/08

Government Agency Obligations	37.7%
Commercial Paper	36.8
Repurchase Agreement	22.1
Floating Rate Note	3.4

Subject to change daily. Provided for informational purposes only. Portfolio composition is as of a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class I
Actual	$1,000.00	$1,006.05	$3.43
Hypothetical	1,000.00	1,021.72	3.46
(5% annual return before expenses)

Class II
Actual	1,000.00	1,005.01	4.44
Hypothetical	1,000.00	1,020.71	4.47
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.68% and 0.88% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

3

Van Kampen Life Investment Trust Money Market Portfolio
Portfolio of Investments  ■  December 31, 2008

Par			Yield on
Amount			Date of	Amortized
(000)	Description	Maturity	Purchase	Cost

	Government Agency Obligations 37.8%
$2,000	Federal Home Loan Bank	01/13/09	*	$1,999,967
20,000	Federal Home Loan Bank	01/14/09	*	19,999,711

	Total Government Agency Obligations 37.8%			21,999,678

	Commercial Paper 36.9%
3,000	Abbey National NA, LLC	01/12/09	0.250%	2,999,771
2,000	BNP Paribas Finance, Inc.	01/07/09	0.220	1,999,927
2,000	Calyon NA, Inc.	01/12/09	1.001	1,999,389
3,000	HSBC USA, Inc.	01/15/09	0.010	2,999,568
2,500	Royal Bank of Scotland Group PLC	03/16/09	3.109	2,484,650
3,000	Societe Generale NA, Inc.	01/16/09	1.422	2,999,438
3,000	State Street Corp.	01/20/09	0.200	2,999,683
3,000	UBS Finance (Delaware) LLC	01/15/09	0.700	2,999,183

	Total Commercial Paper 36.9%			21,481,609

	Repurchase Agreement 22.2%
	Banc of America Securities ($12,900,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $12,900,022)			12,900,000

	Floating Rate Note 3.5%
2,000	Wachovia Bank NA	02/04/09	4.418**	2,000,000

Total Investments 100.4% (a)				58,381,287

Liabilities in Excess of Other Assets (0.4%)				(206,945)

Net Assets 100.0%				$58,174,342

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

**	Yield in effect as of December 31, 2008.

(a)	At December 31, 2008, cost is identical for both book and federal income tax purposes.

4
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments, at amortized cost which approximates market value (including repurchase agreement of $12,900,000)	$58,381,287
Cash	115,233
Receivables:
Interest	20,898
Other	74,496

Total Assets	58,591,914

Liabilities:
Payables:
Portfolio Shares Repurchased	207,060
Investment Advisory Fee	16,529
Distributor and Affiliates	7,483
Trustees’ Deferred Compensation and Retirement Plans	137,081
Accrued Expenses	49,419

Total Liabilities	417,572

Net Assets	$58,174,342

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$58,171,271
Accumulated Undistributed Net Investment Income	3,972
Accumulated Net Realized Loss	(901)

Net Assets	$58,174,342

Net Assets Value, Offering Price and Redemption Price per Share:
Class I Shares (Based on net assets of $15,786,259 and 15,788,805 shares of beneficial interest issued and outstanding)	$1.00

Class II Shares (Based on net assets of $42,388,083 and 42,382,466 shares of beneficial interest issued and outstanding)	$1.00

5
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Interest	$1,664,770

Expenses:
Investment Advisory Fee	280,396
Distribution (12b-1) and Service Fees	116,544
Professional Fees	28,122
Accounting and Administrative Expenses	27,604
Trustees’ Fees and Related Expenses	27,098
Reports to Shareholders	22,082
Transfer Agent Fees	16,191
Custody	13,918
Other	13,482

Total Expenses	545,437
Expense Reduction	10,274
Investment Advisory Fee Reduction	7,583
Less Credits Earned on Cash Balances	2,021

Net Expenses	525,559

Net Investment Income	$1,139,211

Net Realized Gain	$1,339

Net Increase in Net Assets From Operations	$1,140,550

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$1,139,211	$2,657,739
Net Realized Gain	1,339	-0-

Change in Net Assets from Operations	1,140,550	2,657,739

Distributions from Net Investment Income:
Class I Shares	(311,322)	(684,495)
Class II Shares	(823,287)	(1,970,284)

Total Distributions	(1,134,609)	(2,654,779)

Net Change in Net Assets from Investment Activities	5,941	2,960

From Capital Transactions:
Proceeds from Shares Sold	31,961,515	27,694,252
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,134,609	2,654,779
Cost of Shares Repurchased	(31,790,769)	(28,456,782)

Net Change in Net Assets from Capital Transactions	1,305,355	1,892,249

Total Increase in Net Assets	1,311,296	1,895,209
Net Assets:
Beginning of the Period	56,863,046	54,967,837

End of the Period (Including accumulated undistributed net investment income of $3,972 and $(4,602), respectively)	$58,174,342	$56,863,046

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income	0.02	(a)	0.05	(a)	0.04	(a)	0.03	0.01
Net Realized and Unrealized Gain/Loss	-0-	(b)	-0-		-0-		-0-	-0-
Less Distributions from Net Investment Income	0.02		0.05		0.04		0.03	0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return*	2.02%		4.71%		4.42%		2.68%	0.80%
Net Assets at End of the Period (In millions)	$15.8		$14.9		$14.6		$20.7	$24.6
Ratio of Expenses to Average Net Assets*	0.68%		0.68%		0.70%		0.62%	0.60%
Ratio of Net Investment Income to Average Net Assets*	1.99%		4.62%		4.27%		2.62%	0.76%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.69%		N/A		N/A		0.65%	0.71%
Ratio of Net Investment Income to Average Net Assets	1.98%		N/A		N/A		2.59%	0.65%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

N/A=Not Applicable

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income	0.02	(a)	0.04	(a)	0.04	(a)	0.02	0.01
Net Realized and Unrealized Gain/Loss	-0-	(b)	-0-		-0-		-0-	-0-
Less Distributions from Net Investment Income	0.02		0.04		0.04		0.02	0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return* (c)	1.79%		4.45%		4.16%		2.43%	0.55%
Net Assets at End of the Period (In millions)	$42.4		$42.0		$40.3		$61.8	$46.0
Ratio of Expenses to Average Net Assets*	0.91%		0.93%		0.95%		0.87%	0.85%
Ratio of Net Investment Income to Average Net Assets*	1.77%		4.37%		4.02%		2.45%	0.61%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.94%		N/A		N/A		0.90%	0.96%
Ratio of Net Investment Income to Average Net Assets	1.74%		N/A		N/A		2.42%	0.50%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	These returns include combined Rule 12b-1 fees of up to 0.25%.

N/A=Not Applicable

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Money Market Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are valued at amortized cost which approximates market value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	58,381,287
Level 3—Significant Unobservable Inputs	-0-

Total	$58,381,287

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. Income and Expenses Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses

10

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $901, which will expire on December 31, 2016.

E. Distribution of Income and Gains The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$1,134.609	$2,654,779
Long-term capital gain	-0-	-0-

	$1,134.609	$2,654,779

Permanent differences, primarily due to the Portfolio’s investment in other regulated investment companies, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$3,972	$(3,972)	$-0-

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$167,231
Undistributed long-term capital gain	-0-

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Portfolio’s custody fee was reduced by $2,021 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the “Combined Portfolios”), the Portfolio pays the Adviser a monthly fee based upon the lesser of: (1) its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Next $500 million	.45%
Over $1 billion	.40%

or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only as follows:

Average Daily Net Assets	% Per Annum

First $250 million	.450%
Next $500 million	.375%
Next $500 million	.325%
Next $250 million	.300%
Next $250 million	.275%
Next $500 million	.250%
Next $500 million	.225%
Next $12.25 billion	.200%
Next $2.50 billion	.199%
Next $7.50 billion	.198%
Next $5.00 billion	.197%
Over $30.0 billion	.196%

The effective management fee based on the average daily net assets of the Portfolio for the year ended December 31, 2008 was .45%.
Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the excess. The Portfolio’s Adviser is currently waiving or reimbursing all or a portion of the Portfolio’s advisory fees or other expenses. This resulted in net expense ratios of 0.68%, and 0.91%

11

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

for Classes I, and II Shares, respectively. The fee waivers are voluntary and can be discontinued at any time. For the year ended December 31, 2008, the Adviser waived approximately $7,600 of advisory fees or other expenses.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $17,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $55,400 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class I	8,780,068	$8,780,068	6,370,866	$6,370,866
Class II	23,181,447	23,181,447	21,323,386	21,323,386

Total Sales	31,961,515	31,961,515	27,694,252	$27,694,252

Dividend Reinvestment:
Class I	311,322	$311,322	684,495	$684,495
Class II	823,287	823,287	1,970,284	1,970,284

Total Dividend Reinvestment	1,134,609	$1,134,609	2,654,779	$2,654,779

Repurchases:
Class I	(8,179,813)	$(8,179,813)	(6,811,960)	$(6,811,960)
Class II	(23,610,956)	(23,610,956)	(21,644,822)	(21,644,822)

Total Repurchases	(31,790,769)	$(31,790,769)	(28,456,782)	$(28,456,782)

4. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly. The Distributor is currently waiving a portion of the service fees for Class II Shares. For the year ended December 31, 2008, the Distributor waived $10,274 of service fees. Due to the voluntary waiver, the aggregate service fees are currently .23% for Class II Shares. This waiver is voluntary in nature and can be discontinued at any time.

12

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

5. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market portfolios. Although the Portfolio has continued to maintain a net asset value of $1.00 per share, the Portfolio believes that participation in the Program will provide an added level of assurance for its shareholders. The Program provides a guarantee to participating money market mutual portfolio shareholders based on the number of shares invested in the Portfolio at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with the Portfolio or broker-dealer, any future investment in the Portfolio will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program had originally been set to expire on December 18, 2008, but was recently extended by the Treasury Department until April 30, 2009. The expense of the Program, amounting to $15,332, is borne by the Portfolio and amortized on a straight line basis over the term of the Program’s coverage.

13

Van Kampen Life Investment Trust Money Market Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Money Market Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Money Market Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

14

Van Kampen Life Investment Trust Money Market Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

15

Van Kampen Life Investment Trust Money Market Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

16

Van Kampen Life Investment Trust Money Market Portfolio
Trustee and Officer Information  continued

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

17

Van Kampen Life Investment Trust Money Market Portfolio
Trustee and Officer Information  continued

Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

18

Van Kampen Life Investment Trust Money Market Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Money Market Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Money Market Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNMM 2/09
IU09-00466P-Y12/08

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust—Mid Cap Growth Portfolio, formerly Aggressive Growth Portfolio, performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2008.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell Midcap® Growth Index from 9/30/00 through 12/31/08.

Average Annual	Class II
Total Returns	since 09/25/00

Since Inception	–11.60%

5-year	–3.49

1-year	–46.83

Performance data quoted represents past performance, which is no guarantee of future results, and portfolio and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment.

1

Portfolio Report
For the 12-month period ended December 31, 2008

Market Conditions

The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

Performance Analysis

Van Kampen LIT Mid Cap Growth Portfolio (formerly Aggressive Growth) underperformed the Russell Midcap® Growth Index (“the Index”) for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

Stock selection in the consumer discretionary sector had by far the largest negative impact on relative performance during the period, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and hotel/motel stocks. Stock selection in financial services was another relative detractor, which more than offset the benefit of an overweight in the sector. Here, diversified financial services stocks were the primary area of weakness. The third largest area of relative underperformance came from stock selection in technology, where holdings in computer services software and systems lagged.

In contrast, stock selection in the other energy sector was the largest positive contributor to relative performance for the period, primarily due to natural gas producers. However, an overweight relative to the Index in the other energy sector slightly offset some of the relative gain. Both stock selection and an overweight in autos and transportation added to relative returns, driven by miscellaneous transportation (logistics) holdings. Finally, the Portfolio benefited from both stock selection and an underweight in the producer durables sector. Within the sector, telecommunications equipment stocks were the strongest contributors.

In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality—evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2008

Russell Midcap®
Class II	Growth Index

–46.83%	–44.32%

The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

The Portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio’s returns would have been lower.

2

Top 10 Holdings as of 12/31/08 (Unaudited)

Southwestern Energy Co.	5.4%
Ultra Petroleum Corp.	4.2
Martin Marietta Materials, Inc.	3.5
Tencent Holdings Ltd.	3.5
Expeditors International of Washington, Inc.	3.4
Illumina, Inc.	3.1
Techne Corp.	3.1
Leucadia National Corp.	2.8
Wynn Resorts Ltd.	2.8
C.H. Robinson Worldwide, Inc.	2.7

Summary of Investments by Industry Classification
as of 12/31/08 (Unaudited)

Oil & Gas Exploration & Production	10.9%
Internet Software & Services	8.3
Life Sciences Tools & Services	6.3
Air Freight & Logistics	6.1
Construction Materials	4.3
Health Care Equipment	4.0
Education Services	3.6
Internet Retail	3.3
Diversified Commercial & Professional Services	3.1
Multi-Sector Holdings	2.8
Casinos & Gaming	2.8
Broadcasting & Cable TV	2.6
Application Software	2.3
Consumer Finance	2.3
Distributors	2.3
Hotels, Resorts & Cruise Lines	2.0
Publishing	1.9
Specialized Finance	1.9
Specialty Chemicals	1.8
Restaurants	1.8
Environmental & Facilities Services	1.8
Real Estate Management & Development	1.8
Homebuilding	1.7
Construction & Engineering	1.5
Investment Banking & Brokerage	1.2
Apparel Retail	1.2
Airport Services	1.1
Gas Utilities	1.1
Computer Hardware	1.1
Property & Casualty Insurance	1.1
Advertising	1.0
Wireless Telecommunication Services	1.0
Human Resource & Employment Services	0.9
Home Furnishings	0.8
Diversified Metals & Mining	0.7
Asset Management & Custody Banks	0.7
Apparel, Accessories & Luxury Goods	0.4

Total Common Stocks	93.5
Convertible Preferred Stocks	0.7

Total Long-Term Investments	94.2
Total Repurchase Agreements	5.8

Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) and redemption fees, or exchanges.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class II
Actual	$1,000.00	$581.20	$5.01
Hypothetical	1,000.00	1,018.80	6.39
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.26% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). This expense ratio reflects an expense cap.

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  December 31, 2008

	Number of
Description	Shares	Value

Common Stocks 93.5%
Advertising 1.0%
Groupe Aeroplan, Inc. (Canada)	31,724	$223,057

Air Freight & Logistics 6.1%
C.H. Robinson Worldwide, Inc.	11,155	613,860
Expeditors International of Washington, Inc.	23,193	771,631

		1,385,491

Airport Services 1.1%
Grupo Aeroportuario del Pacifico, SA de CV—ADR (Mexico)	11,198	257,778

Apparel, Accessories & Luxury Goods 0.4%
Lululemon Athletica, Inc. (a)	11,859	94,042

Apparel Retail 1.2%
Abercrombie & Fitch Co., Class A	11,454	264,244

Application Software 2.3%
Salesforce.com, Inc. (a)	16,540	529,445

Asset Management & Custody Banks 0.7%
Calamos Asset Management, Inc., Class A	20,801	153,927

Broadcasting & Cable TV 2.6%
Discovery Communications, Inc., Class A, Ser A (a)	11,461	162,288
Discovery Communications, Inc., Class C, Ser C (a)	13,760	184,246
Grupo Televisa SA—ADR (Mexico)	15,358	229,449

		575,983

Casinos & Gaming 2.8%
Wynn Resorts Ltd. (a)	14,741	622,955

Computer Hardware 1.1%
Teradata Corp. (a)	16,674	247,275

Construction & Engineering 1.5%
Aecom Technology Corp. (a)	11,295	347,095

Construction Materials 4.3%
Martin Marietta Materials, Inc.	8,205	796,541
Texas Industries, Inc.	5,136	177,192

		973,733

Consumer Finance 2.3%
Redecard SA (Brazil)	46,306	516,308

Distributors 2.3%
Li & Fung Ltd. (Bermuda)	298,000	514,144

Diversified Commercial & Professional Services 3.1%
Corporate Executive Board Co.	11,868	261,808
IHS, Inc., Class A (a)	11,556	432,426

		694,234

Diversified Metals & Mining 0.7%
Intrepid Potash, Inc. (a)	7,955	165,225

Education Services 3.6%
New Oriental Education & Technology Group, Inc.— ADR (Cayman Islands) (a)	7,701	422,862
Strayer Education, Inc.	1,783	382,293

		805,155

Environmental & Facilities Services 1.8%
Covanta Holding Corp. (a)	18,300	401,868

Gas Utilities 1.1%
Questar Corp.	7,665	250,569

Health Care Equipment 4.0%
Gen-Probe, Inc. (a)	9,930	425,401
Intuitive Surgical, Inc. (a)	1,693	214,994
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	15,050	270,900

		911,295

Home Furnishings 0.8%
Mohawk Industries, Inc. (a)	4,308	185,115

Homebuilding 1.7%
Gafisa SA—ADR (Brazil)	15,114	139,956
NVR, Inc. (a)	554	252,762

		392,718

Hotels, Resorts & Cruise Lines 2.0%
Ctrip.com International Ltd.— ADR (Cayman Islands)	18,947	450,939

Human Resource & Employment Services 0.9%
Monster Worldwide, Inc. (a)	16,403	198,312

Internet Retail 3.3%
Amazon.com, Inc. (a)	4,400	225,632
Priceline.com, Inc. (a)	7,188	529,396

		755,028

Internet Software & Services 8.3%
Alibaba.com Ltd. (Cayman Islands) (a)	290,600	211,539
Baidu.com, Inc.— ADR (Cayman Islands) (a)	3,268	426,703
Equinix, Inc. (a)	4,343	231,004
Tencent Holdings Ltd. (Cayman Islands)	120,800	786,437
Yahoo!, Inc. (a)	18,700	228,140

		1,883,823

Investment Banking & Brokerage 1.2%
Greenhill & Co., Inc.	3,812	265,963

Life Sciences Tools & Services 6.3%
Illumina, Inc. (a)	27,150	707,257
Techne Corp.	10,917	704,365

		1,411,622

Multi-Sector Holdings 2.8%
Leucadia National Corp. (a)	32,429	642,094

Oil & Gas Exploration & Production 10.9%
Petrohawk Energy Corp. (a)	7,199	112,520
Range Resources Corp.	5,815	199,978
Southwestern Energy Co. (a)	41,831	1,211,844
Ultra Petroleum Corp. (Canada) (a)	27,511	949,405

		2,473,747

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  December 31, 2008  continued

	Number of
Description	Shares	Value

Property & Casualty Insurance 1.1%
Alleghany Corp. (a)	845	$238,290

Publishing 1.9%
Morningstar, Inc. (a)	12,241	434,556

Real Estate Management & Development 1.8%
Brookfield Asset Management, Inc., Class A (Canada)	25,929	395,936

Restaurants 1.8%
Starbucks Corp. (a)	43,238	409,032

Specialized Finance 1.9%
IntercontinentalExchange, Inc. (a)	5,257	433,387

Specialty Chemicals 1.8%
Nalco Holding Co.	27,064	312,319
Rockwood Holdings, Inc. (a)	9,129	98,593

		410,912

Wireless Telecommunication Services 1.0%
NII Holdings, Inc., Class B (a)	12,075	219,524

Total Common Stocks 93.5%		21,134,821

Convertible Preferred Stocks 0.7%
Pharmaceuticals 0.7%
Ironwood Pharmaceuticals (Acquired 9/11/08, Cost $167,988) (a) (b) (c)	13,999	167,988

Total Long-Term Investments 94.2% (Cost $36,269,860)		21,302,809

Description	Value

Repurchase Agreements 5.8%
Banc of America Securities ($147,547 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $147,547)	$147,547
Banc of America Securities ($407,832 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $407,832)	407,832
Citigroup Global Markets, Inc. ($441,601 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $441,601)	441,601
Citigroup Global Markets, Inc. ($155,859 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $155,859)	155,859
JPMorgan Chase & Co. ($155,859 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $155,859)	155,859

Total Repurchase Agreements 5.8% (Cost $1,308,698)	1,308,698

Total Investments 100.0% (Cost $37,578,558)	22,611,507

Liabilities in Excess of Other Assets 0.0%	(8,050)

Net Assets 100.0%	$22,603,457

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $2,028,428 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(a)	Non-income producing security.

(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.7% of net assets.

(c)	Market value is determined in accordance with the procedures established in good faith by the Board of Trustees.

ADR—American Depositary Receipt

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (Cost $37,578,558)	$22,611,507
Cash	82,936
Receivables:
Portfolio Shares Sold	35,879
Expense Reimbursement from Adviser	22,041
Dividends	4,150
Other	36,508

Total Assets	22,793,021

Liabilities:
Payables:
Distributor and Affiliates	19,117
Portfolio Shares Repurchased	5,901
Trustees’ Deferred Compensation and Retirement Plans	98,689
Accrued Expenses	65,857

Total Liabilities	189,564

Net Assets	$22,603,457

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$41,630,555
Accumulated Net Investment Loss	(106,646)
Accumulated Net Realized Loss	(3,953,411)
Net Unrealized Depreciation	(14,967,041)

Net Asset	$22,603,457

Net Asset Value, Offering Price and Redemption Price Per Share
(Based on net assets of $22,603,457 and 11,069,905 shares of beneficial interest issued and outstanding)	$2.04

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $6,959)	$171,889
Interest	28,453

Total Income	200,342

Expenses:
Investment Advisory Fee	250,112
Distribution (12b-1) and Service Fees	83,371
Professional Fees	55,804
Reports to Shareholders	53,236
Custody	26,762
Accounting and Administrative Expenses	20,070
Trustees’ Fees and Related Expenses	18,952
Transfer Agent Fees	18,602
Other	9,106

Total Expenses	536,015
Expense Reduction	115,327
Less Credits Earned on Cash Balances	500

Net Expenses	420,188

Net Investment Loss	$(219,846)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(3,539,015)
Foreign Currency Transactions	(28,121)

Net Realized Loss	(3,567,136)

Unrealized Appreciation/Depreciation:
Beginning of the Period	704,736

End of the Period:
Investments	(14,967,051)
Foreign Currency Translation	10

(14,967,041)

Net Unrealized Depreciation During the Period	(15,671,777)

Net Realized and Unrealized Loss	$(19,238,913)

Net Decrease in Net Assets From Operations	$(19,458,759)

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Loss	$(219,846)	$(164,595)
Net Realized Gain/Loss	(3,567,136)	12,568,388
Net Unrealized Depreciation During the Period	(15,671,777)	(5,314,382)

Change in Net Assets from Operations	(19,458,759)	7,089,411

Distributions from Net Realized Gain	(12,052,638)	(3,009,212)

Net Change in Net Assets from Investment Activities	(31,511,397)	4,080,199

From Capital Transactions:
Proceeds from Shares Sold	9,176,363	4,545,929
Net Asset Value of Shares Issued Through Dividend Reinvestment	12,052,638	3,009,212
Cost of Shares Repurchased	(10,430,309)	(10,866,145)

Net Change in Net Assets from Capital Transactions	10,798,692	(3,311,004)

Net Change in Net Assets	(20,712,705)	769,195
Net Assets:
Beginning of the Period	43,316,162	42,546,967

End of the Period (Including accumulated net investment loss of $106,646 and $92,985, respectively)	$22,603,457	$43,316,162

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$5.72	$5.24		$5.40		$4.86		$4.23

Net Investment Loss (a)	(0.02)	(0.02)		(0.03)		(0.03)		(0.03)
Net Realized and Unrealized Gain/Loss	(2.01)	0.88		0.31		0.57		0.66

Total from Investment Operations	(2.03)	0.86		0.28		0.54		0.63
Less Distributions from Capital Gains	1.65	0.38		0.44		-0-		-0-

Net Asset Value, End of the Period	$2.04	$5.72		$5.24		$5.40		$4.86

Total Return* (b)	–46.83%	17.60%		4.92%		11.11%		14.89%
Net Assets at End of the Period (In millions)	$22.6	$43.3		$42.5		$44.1		$38.8
Ratio of Expenses to Average Net Assets*	1.26%	1.26%		1.26%		1.26%		1.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.66% )	(0.37%	)	(0.61%	)	(0.59%	)	(0.65%	)
Portfolio Turnover	42%	201%		154%		157%		152%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.61%	1.39%		1.45%		1.55%		1.63%
Ratio of Net Investment Loss to Average Net Assets	(1.01% )	(0.51%	)	(0.80%	)	(0.88%	)	(1.03%	)

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Life Investment Trust Mid Cap Growth Portfolio (formerly Life Investment Trust Aggressive Growth Portfolio) (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital growth. The Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000. Effective April 30, 2008 the Life Investment Trust Aggressive Growth Portfolio changed its name to the Life Investment Trust Mid Cap Growth Portfolio.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$19,106,393
Level 2—Other Significant Observable Inputs	3,337,126
Level 3—Significant Unobservable Inputs	167,988

Total	$22,611,507

12

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of January 1, 2008	$-0-
Accrued discounts/premiums	-0-
Realized gain/loss	-0-
Change in unrealized appreciation/depreciation	-0-
Net purchases/sales	167,988
Net transfers in and/or out of Level 3	-0-

Balance as of December 31, 2008	$167,988

Net change in Unrealized Appreciation/Depreciation from Investments still held as of December 31, 2008	-0-

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

D. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $2,603,305 which will expire according to the following schedule:

Amount	Expiration

$351,609	December 31, 2010
2,251,696	December 31, 2016

At December 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$37,773,216

Gross tax unrealized appreciation	$602,618
Gross tax unrealized depreciation	(15,764,327)

Net tax unrealized depreciation on investments	$(15,161,709)

E. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.

13

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary Income	$4,816,537	$-0-
Long-term capital gain	7,236,101	3,009,212

	$12,052,638	$3,009,212

Permanent differences, primarily due to the current year net operating loss and a reclass of currency losses resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2008:

Accumulated Net	Accumulated
Investment Loss	Net Realized Loss	Capital

$206,185	$53,796	$(259,981)

As of December 31, 2008, there were no components of distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses recognized on securities for tax purposes but not for book, post October losses of $1,155,448 which are not recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Portfolio’s custody fee was reduced by $500 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 1.26% for Class II shares. For the year ended December 31, 2008, the Adviser waived or reimbursed approximately $115,300 of advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $33,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2008, the Portfolio recognized expenses of approximately $16,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the

14

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2008  continued

extent permitted by the 1940 Act, invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $27,000 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2008, the Portfolio paid brokerage commissions to Morgan Stanley & Co. Inc., an affiliate of the Adviser, totaling $1,221.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Beginning Shares	7,577,330	8,114,001
Shares Sold	2,893,910	828,876
Shares Issued Through Dividend Reinvestment	3,576,450	615,380
Shares Repurchased	(2,977,785)	(1,980,927)

Ending Shares	11,069,905	7,577,330

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,889,267 and $13,817,384, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio ’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

15

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Mid Cap Growth Portfolio (formerly Life Investment Trust Aggressive Growth Portfolio) (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Mid Cap Growth Portfolio of the Van Kampen Life Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

16

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
 Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during taxable year ended December 31, 2008. For corporate shareholders 5% of the distributions qualify for the dividend received deduction. The Portfolio designated and paid $7,236,101 as a long-term capital gain distribution. Certain ordinary dividends paid by the Portfolio may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Portfolio intends to designate up to a maximum of $114,541 as taxed at a maximum rate of 15%. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

17

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Trustee and Officer Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2000	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2000	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2000	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

18

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Trustee and Officer Information  continued

Independent Trustees:
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2000	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2000	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

19

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Trustee and Officer Information  continued

Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2000	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2000	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

20

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Mid Cap Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNAGG 2/09
IU09-00420P-Y12/08

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$172,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$19,000	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$19,000		$1,088,685

Total	$191,400		$1,088,685
2007

	Registrant		Covered Entities(1)
Audit Fees	$156,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$731,800	(2)
Tax Fees	$17,450	(3)	$59,185	(4)
All Other Fees	$0		$211,105	(6)
Total Non-Audit Fees	$17,450		$1,002,090

Total	$174,150		$1,002,090

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
- Van Kampen Investments Inc.
- Van Kampen Asset Management
- Van Kampen Advisors Inc.
- Van Kampen Funds Inc.
- Van Kampen Investor Services Inc.
- Morgan Stanley Investment Management Inc.
- Morgan Stanley Trust Company
- Morgan Stanley Investment Management Ltd.
- Morgan Stanley Investment Management Company
- Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.   (b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Life Investment Trust

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 19, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	February 19, 2009